UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2006

Date of reporting period: March 1, 2005—February 28, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Floating Rate Income Fund

2|28|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management
Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.

A commitment to doing
what’s right for investors
We have below-average expenses and stringent
investor protections, and provide a wealth of
information about the Putnam funds.

Industry-leading service
We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

Putnam Floating Rate Income Fund

2| 28| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Federal tax information	60
About the Trustees	61
Officers	67

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions. Inflationary pressures remain modest, with no strong indications that higher energy costs are causing a general increase in prices of goods and services, and the unemployment rate remains below 5% (and well below its 40-year average of 6%). Corporate profitability — the most important factor influencing the prices of common stocks — has remained exceptionally strong. In the fourth quarter of 2005, after-tax profits of all U.S. corporations reached 8.1% of gross domestic product (GDP) — their largest share of GDP since tracking of corporate profits began in 1947. Nevertheless, the slowdown in the housing market as mortgage rates rise causes us some concern, and we are aware that it could contribute to setbacks in the stock market, even as the general economic environment remains supportive for investments.

While the Federal Reserve Board (the Fed) has remained committed to its program of measured interest-rate increases, there have been signs that the end of this tightening cycle might not be far away. We consider it fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

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In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Floating Rate Income Fund: offers protection from higher interest rates

As most people know, rising interest rates can have a negative effect on your finances by making borrowing more expensive. But rising interest rates can also hurt your investments, especially if you are investing in bonds. When rates rise, bond prices fall.

Putnam Floating Rate Income Fund offers some protection from the risk of rising interest rates by investing, typically, in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term interest rates — when rates rise, they pay a higher yield. Also, they are generally senior in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

As the graph below shows, the “floating rate” feature has helped bank loans perform well during periods when rising rates hurt the performance of other bonds. Although the floating-rate feature does not eliminate interest-rate or inflation risk, floating-rate loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Of course, floating-rate loans have risks, and their prices can fall. They are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the

Floating-rate loans perform when interest rates rise, protecting investors who rely on bonds for income.

event of a liquidation of the company's assets due to bankruptcy. The fund is not a money market fund and does not seek to maintain a stable net asset value. Its share price fluctuates with market conditions, and it may lose value during periods of declining interest rates.

The portfolio team that manages Putnam Floating Rate Income Fund analyzes these risks as part of its disciplined investment process. The team has developed expertise as Putnam has been investing in floating-rate bank loans since 1997.

Bank loans: A market of growing importance

Bank loans may be a less-familiar asset class to many investors, but over the past 10 years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds, and issuance of floating-rate loans continues to grow rapidly.

The market's expansion is an advantage for investors because it helps to make the loans easier to trade, reducing their liquidity risk. While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also means a greater number and variety of companies get financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Data is historical. Past performance is not a guarantee of future results and does not represent the performance of any Putnam fund.

Periods begin and end on the last day of the stated month. Investment-grade bonds are represented by the Lehman Aggregate Bond Index, and floating-rate loans are represented by the CSFB Leveraged Loan Index. Indexes are unmanaged. It is not possible to invest directly in an index.

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Putnam Floating Rate Income Fund seeks high current income, with preservation of capital as a secondary goal, by investing in below-investment-grade U.S. corporate debt securities that have floating rates of interest. The fund may be appropriate for investors seeking high income who are willing to assume the risks of investing in below-investment-grade debt.

Highlights
* For the 12 months ended February 28, 2006, Putnam Floating Rate Income Fund’s class A shares had a total return of 4.32% without sales charges.
* The fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index, returned 5.61%.
* The average return for the fund’s Lipper category, Loan Participation Funds, was 4.48%.
* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance Total return for class A shares for periods ended 2/28/06

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
Life of fund (inception: 8/4/04)	4.11%	1.91%	6.52%	3.01%

1 year	4.32	0.93	4.32	0.93

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

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Report from the fund managers

The year in review

We are pleased to report that your fund’s income stream increased during its 2006 fiscal year. The fund’s return (at net asset value) was in line with its Lipper category average, but our emphasis on maintaining a higher-quality portfolio led to underperformance relative to the benchmark index. The fund invests primarily in senior-secured floating-rate bank debt, securities whose interest payments are based on the London Inter-Bank Offered Rate, or LIBOR, a short-term international floating-rate benchmark. During the 12-month period, LIBOR rose by 1.9%, increasing the income generated by the fund’s floating-rate investments. However, the fund’s portfolio had a higher overall credit quality than its benchmark, the S&P/LSTA Leveraged Loan Index, and higher credit quality than many of the funds in its Lipper peer group. Because lower-quality securities had stronger returns during the period, the fund’s quality focus detracted from its relative performance.

Market overview

During the 12-month period ended February 28, 2006, the market for floating-rate bank loans was extremely strong. The market environment for these securities was characterized by expectations for and implementation of consecutive increases in short-term interest rates by the Federal Reserve Board (the Fed). As a result, LIBOR increased, which in turn boosted the yields on floating-rate bank loans in the fund’s portfolio. Fixed-income investors, expecting long-term interest rates to rise — and the prices of long-term fixed-income securities to fall — have gravitated toward short-term bank loans because they offer the opportunity to capture additional yield without interest-rate risk (though these securities do carry credit risk). Furthermore, floating-rate bank loans offer a relatively high level of principal stability, an attribute that was attractive in the marketplace during this period. By far the largest source of demand for bank loans came from Collateralized

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Loan Obligations, or CLOs. CLOs are institutionally oriented, highly leveraged closed-end partnerships that purchase bank loans for long-term investment.

Though the supply of floating-rate bank loans has increased, the demand for them has grown at an even faster pace, causing the spread — or premium that investors receive over LIBOR, to continually narrow. The floating-rate bank loan market was boosted by the generally strong “fundamentals,” or business prospects, of the non-investment-grade companies. Against the backdrop of a healthy U.S. economy and declining default rates for the issuers of these securities, investors have felt confident that most issuers would be able to meet their debt obligations.

Strategy overview

In managing the portfolio, we emphasize broad diversification and investments in the higher-quality tiers of the bank-loan market. However, shareholders should note that most of the companies that issue senior-secured loans have below-investment-grade credit ratings from Moody’s and Standard & Poor’s. To help mitigate risk in the most recent period, we strived to construct the portfolio so that no single issuer represented more than 1% of total assets and the average issuer position represented less than 0.5% of total assets. We also maintain an overall credit quality that is higher than that of the index. In this way, we seek to generate strong returns with relatively low credit risk. We analyze each company that we invest in, ensuring that

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 2/28/06.

Bonds
S&P/LSTA Leveraged Loan Index (LLI) (U.S. leveraged loans)	5.61%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.91%

Lehman Aggregate Bond Index (broad bond market)	2.74%

Lehman Municipal Bond Index (tax-exempt bonds)	3.87%

Equities
S&P 500 Index (broad stock market)	8.40%

Russell 1000 Index (large-company stocks)	9.85%

MSCI EAFE Index (international stocks)	17.41%

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we fully understand its credit quality and potential price volatility.

To that end, during the period we chose to maintain underweight positions (relative to the benchmark) in the housing, retail, and transportation sectors. Within the housing and transportation sectors, we have been concerned with overall industry fundamentals and did not feel that potential returns compared favorably to these industries’ credit risk and possible volatility. Within the retail sector, we have continued to invest only in larger, more established entities reflecting higher credit quality. At the same time, the portfolio was overweighted in the broadcasting, chemicals, communications, and media segments, where we saw more attractive prospects and more appealing risk profiles. The fund’s assets increased steadily throughout the period and, while the overall supply of loans was somewhat limited, new issues were readily available, allowing us to consistently find appropriate opportunities while building a relatively high-quality, diversified portfolio. The number of loans in the portfolio increased from 179 at the beginning of the 12-month period to 240 at its close.

Your fund’s holdings

In an effort to create a diverse, high-quality portfolio, we focused on finding securities with positive credit fundamentals, adequate liquidity, and reasonable downside protection. At the

Comparison of top sector weightings
This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

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same time, we considered the risk that the loans we purchased for the fund might be prepaid prior to their maturity. Shareholders should understand how this type of risk has the potential to affect the fund’s returns. Companies issuing bank loans can choose to refinance the debt at any time. Investors in loans — including your fund — may purchase the loans when they are selling at prices above par, or face value, leaving them potentially exposed to principal loss when the issuer repays the loan.

Issues we added during the period that contributed to performance included Qwest and Sungard. As a relatively higher-coupon security, Qwest performed very well throughout the year as the company’s credit profile improved significantly. In the case of Sungard, we thought that the issuer’s credit fundamentals were favorable. The company’s securities have benefited from rapid price appreciation as Sungard continues to report strong financial results.

At the sector level, your fund benefited from our decision to underweight several underperforming industries. One of the most significant underweights, relative to the benchmark, was the automotive segment of the transportation sector. Given the well-publicized problems at GM and Ford, automotive suppliers have also been negatively affected. Performance was also boosted by our decision to carry

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 2/28/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry
General Growth Properties, Inc. (0.8%)	Real estate

Pinnacle Foods Holding Corp. (0.8%)	Food

Coinmach Service Corp. (0.7%)	Commercial and consumer services

Doane Pet Care Co. (0.7%)	Food

Quebecor, Inc. (Canada) (0.7%)	Publishing

DaVita, Inc. (0.7%)	Medical services

Allegheny Energy, Inc. (0.7%)	Electric utilities

Burger King Corp. (0.7%)	Restaurants

Mirant North America, LLC (0.7%)	Power producers

CCM Merger, Inc. (0.7%)	Gaming and lottery

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overweight positions in the energy and utilities segments, as compared to the index. These investments offered attractive yields and contributed to price stability for the fund.

In terms of prepayments within the portfolio, General Growth, Kerr McGee, and Pacificare refinanced all or a significant portion of their outstanding loans during the 12-month period. As their balance sheets improved, all three companies determined that they were able to refinance outstanding debt more inexpensively in other markets. As mentioned above, such prepayments typically detract from fund performance.

As noted earlier, with continuing strong demand for bank loans, the market has been accepting of a noticeable trend toward lower-quality instruments. We have resisted this trend. Although our focus on higher quality resulted in mild underperformance in the midst of a robust market environment, we believe that over the longer term, a higher average credit quality has the potential to boost fund performance in a down market. We consequently intend to maintain this stance.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that GDP growth in the United States should remain steady and expect a slight increase in inflation in light of several factors, including higher energy costs. As such, we believe the Fed is likely to implement at least two more short-term rate increases, which should cause yields in the floating-rate bank debt market to rise and benefit your fund’s income stream. However, we also expect that several factors will offset the positive contributions of these rate increases, including continued strong demand for the asset class and historically tight spreads in the asset class overall. Over the past 24 months, these factors have continued to compress borrowing spreads and somewhat offset the increases in short-term rates. Nevertheless, we believe that the positive business fundamentals for issuers in the senior-secured bank-loan market should continue to create opportunities for shareholders to reap the benefits of the additional yield these investments provide in a rising-interest-rate environment. In the coming months we will continue to pursue the construction of a well-diversified portfolio with a particular focus on higher-quality investments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

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Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended February 28, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	6.52%	3.01%	5.55%	2.55%	5.23%	5.23%	6.30%	4.21%	6.14%	6.58%
Annual average	4.11	1.91	3.51	1.62	3.31	3.31	3.97	2.67	3.87	4.15

1 year	4.32	0.93	3.81	0.81	3.66	2.66	4.31	2.25	4.17	4.39

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

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Change in the value of a $10,000 investment ($9,675 after sales charge)

Cumulative total return from 8/4/04 to 2/28/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,555 ($10,255 with contingent deferred sales charge). Class C shares would have been valued at $10,523, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $10,630 ($10,421 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,614 and $10,658, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 2/28/06

	S&P/LSTA Leveraged	Lipper Loan Participation
	Loan Index	Funds category average*

Life of fund	8.66%†	7.22%
Annual average	5.39†	4.54

1 year	5.61	4.48

Index and Lipper results should be compared to fund performance at net asset value.

* Over the one-year and life-of-fund periods ended 2/28/06, there were 39 and 31 funds, respectively, in this Lipper category.

† These returns are from 7/31/04 to 2/28/06 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

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Fund price and distribution information For the 12-month period ended 2/28/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	5

Income	$0.454428		$0.393521	$0.378321	$0.439057		$0.428971	$0.217355

Capital gains	—		—	—	—		—	—

Total	$0.454428		$0.393521	$0.378321	$0.439057		$0.428971	$0.217355

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
2/28/05	$10.04	$10.38	$10.03	$10.03	$10.03	$10.23	$10.03	—

10/4/05*	—	—	—	—	—	—	—	$10.01

2/28/06	10.01	10.35	10.01	10.01	10.01	10.21	10.01	10.01

Current yield
(end of period)

Current
dividend rate[1]	5.87%	5.67%	5.21%	5.05%	5.70%	5.59%	5.59%	6.14%

Current 30-day
SEC yield[2]	5.53	5.34	4.92	4.77	5.38	5.27	5.28	5.78

* Inception date for class Y shares.
1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.
2 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	7.13%	3.58%	6.09%	3.09%	5.77%	5.77%	6.87%	4.78%	6.71%	7.21%
Annual average	4.24	2.14	3.63	1.85	3.44	3.44	4.09	2.86	3.99	4.29

1 year	4.71	1.30	4.10	1.10	4.03	3.03	4.58	2.52	4.47	4.80

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from September 1, 2005, to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.47	$ 8.47	$ 9.22	$ 6.22	$ 6.72	$ 3.45

Ending value (after expenses)	$1,024.10	$1,021.80	$1,021.30	$1,024.40	$1,022.70	$1,024.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06 (and for the period from 10/4/05 to 2/28/06 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2006, use the calculation method below. To find the value of your investment on September 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.46	$ 8.45	$ 9.20	$ 6.21	$ 6.71	$ 3.43

Ending value (after expenses)	$1,019.39	$1,016.41	$1,015.67	$1,018.65	$1,018.15	$1,016.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06 (and for the period from 10/4/05 to 2/28/06 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.09%	1.69%	1.84%	1.24%	1.34%	0.84%

Average annualized expense
ratio for Lipper peer group†	1.19%	1.79%	1.94%	1.34%	1.44%	0.94%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2006	2005

Putnam Floating Rate Income Fund	60%	51%*

Lipper Loan Participation Funds category average	53%	59%

* For the period of August 4, 2004 through February 28, 2005.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 3/31/06.

18

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Neal Reiner and Joseph Towell are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Paul Scanlon	2006			*

Portfolio Leader	N/A

Neal Reiner	2006	*

Portfolio Member	2005	*

Joseph Towell	2006	*

Portfolio Member	2005	*

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/28/05.

19

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,300,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Paul Scanlon, Neal Reiner, and Joseph Towell may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2006, Paul Scanlon became Portfolio Leader of your fund following the departure of Portfolio Leader Stephen Peacher from your fund’s management team.

20

Fund ownership by Putnam’s Executive Board
The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006				*

Head of Retail Management	N/A

Kevin Cronin	2006					*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005	*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/05.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

22

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

23

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

24

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). As a general matter, the Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules

25

currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

26

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

27

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

28

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

29

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

30

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund, a series of Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts April 12, 2006

31

The fund’s portfolio 2/28/06

SENIOR LOANS (91.5%)* (c)

	Principal amount	Value

Advertising and Marketing Services (1.6%)
Adams Outdoor Advertising, LP bank term loan FRN
6.62s, 2012	$2,321,344	$2,351,329
Affinion Group, Inc. bank term loan FRN Ser. B, 7.491s, 2013	2,447,674	2,439,516
DoubleClick, Inc. bank term loan FRN 8 3/4s, 2012	1,448,875	1,466,986
		6,257,831

Automotive (1.8%)
Affinia Group, Inc. bank term loan FRN Ser. B, 7.67s, 2011	434,606	429,173
Hayes Lemmerz International, Inc. bank term loan
FRN 7.649s, 2009	386,902	388,146
Hertz Corp. bank term loan FRN Ser. B, 6.893s, 2012	1,773,710	1,800,593
Hertz Corp. bank term loan FRN Ser. DD, 6 3/4s, 2012 (U)	304,451	308,313
Hertz Corp. bank term loan FRN, 4 1/2s, 2012	259,770	263,707
Tenneco Automotive, Inc. bank term loan FRN Ser. B,
7.02s, 2012	872,143	883,263
Tenneco Automotive, Inc. bank term loan FRN Ser. B1,
6.82s, 2012	383,117	388,002
TRW Automotive, Inc. bank term loan FRN Ser. B2, 6 1/8s, 2010	324,000	324,000
TRW Automotive, Inc. bank term loan FRN Ser. E, 6s, 2010	1,987,481	1,993,444
		6,778,641

Basic Materials (10.4%)
Basell NV bank term loan FRN Ser. B2, 6.906s,
2013 (Netherlands)	541,667	549,961
Basell NV bank term loan FRN Ser. B4, 6.906s,
2013 (Netherlands)	108,333	109,992
Basell NV bank term loan FRN Ser. C2, 7.668s,
2013 (Netherlands)	541,667	549,961
Basell NV bank term loan FRN Ser. C4, 7.668s,
2013 (Netherlands)	108,333	109,992
Brenntag AG bank term loan FRN 6.565s, 2013 (Germany)	1,100,000	1,115,675
Celanese Corp. bank term loan FRN Ser. B, 6.527s, 2011	2,531,894	2,561,644
Cognis Holding GMBH & Co. bank term loan FRN Ser. C, 7.92s,
2013 (Germany)	1,000,000	1,011,275
Compass Minerals Group, Inc. bank term loan FRN Ser. B,
6.037s, 2012	2,500,000	2,513,283
Contech Construction Products bank term loan FRN Ser. B,
6.68s, 2013	1,800,000	1,821,375
Georgia-Pacific Corp. bank term loan FRN Ser. B, 6.536s, 2013	1,500,000	1,511,126
Georgia-Pacific Corp. bank term loan FRN Ser. C, 7.536s, 2014	1,500,000	1,529,148
Graphic Packaging Corp. bank term loan FRN Ser. C,
6.984s, 2010	1,662,090	1,687,318
Hercules, Inc. bank term loan FRN Ser. B, 6.308s, 2010	2,181,640	2,195,276
Huntsman International Corp. bank term loan FRN Ser. B,
6.233s, 2012	2,196,951	2,208,624

32

SENIOR LOANS (91.5%)* (c) continued

	Principal amount	Value

Basic Materials continued
IAP Worldwide Services, Inc. bank term loan FRN Ser. B,
7.563s, 2011	$1,743,120	$1,767,088
Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 6.786s, 2014
(United Kingdom)	1,025,000	1,038,453
Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 7.286s, 2015
(United Kingdom)	1,025,000	1,038,453
Innophos, Inc. bank term loan FRN 6.801s, 2010	1,964,605	1,988,344
ISP Chemco bank term loan FRN Ser. B, 6.286s, 2013	2,300,000	2,321,563
Nalco Co. bank term loan FRN Ser. B, 6.586s, 2010	2,369,214	2,390,274
Novelis, Inc. bank term loan FRN Ser. B, 6.44s, 2012	830,664	839,880
Novelis, Inc. bank term loan FRN Ser. B, 6.44s, 2012	1,442,733	1,458,738
PQ Corp. bank term loan FRN Ser. B, 6.563s, 2012	2,187,250	2,212,769
Rockwood Specialties Group, Inc. bank term loan FRN Ser. E,
6.786s, 2012	2,482,487	2,512,744
Smurfit-Stone Container Corp. bank term loan FRN 4.29s, 2010	139,767	141,426
Smurfit-Stone Container Corp. bank term loan FRN Ser. B,
6.832s, 2011	1,140,896	1,154,872
Smurfit-Stone Container Corp. bank term loan FRN Ser. C,
6.791s, 2011	387,042	391,783
Smurfit-Stone Container Corp. bank term loan FRN Ser. C1,
6.813s, 2011	381,286	385,957
St. Mary’s Cement Corp. bank term loan FRN 6.527s, 2009	986,165	999,108
		40,116,102

Beverage (0.4%)
Constellation Brands, Inc. bank term loan FRN Ser. B, 5.9s, 2011	1,666,404	1,685,985

Broadcasting (2.9%)
DirecTV Holdings, LLC bank term loan FRN Ser. B, 6.055s, 2013	1,316,667	1,330,862
Gray Television, Inc. bank term loan FRN Ser. B, 6.036s, 2013	1,450,000	1,458,700
Gray Television, Inc. bank term loan FRN Ser. B, 6.03s, 2012	800,000	804,800
Paxson Communications bank term loan FRN Ser. B, 7.777s, 2012	2,500,000	2,501,563
Spanish Broadcasting Systems, Inc. bank term loan FRN
6.53s, 2012	2,437,617	2,464,024
Young Broadcasting, Inc. bank term loan FRN Ser. B, 6.813s, 2012	2,590,123	2,594,980
		11,154,929

Building Materials (1.6%)
Custom Building Products bank term loan FRN Ser. B,
6.776s, 2011	805,701	810,736
Goodman Global Holdings bank term loan FRN Ser. B,
6.94s, 2011	889,643	895,203
NCI Building Systems, Inc. bank term loan FRN Ser. B,
6.134s, 2010	2,204,169	2,213,813
Nortek Holdings, Inc. bank term loan FRN Ser. B, 6.945s, 2011	2,325,182	2,342,621
		6,262,373

33

SENIOR LOANS (91.5%)* (c) continued

	Principal amount	Value

Cable Television (1.8%)
Charter Communications bank term loan FRN Ser. B, 7.92s, 2011	$1,239,084	$1,252,386
Insight Midwest, LP/Insight Capital, Inc. bank term loan FRN
6.563s, 2009	1,229,200	1,245,404
Mediacom Communications Corp. bank term loan FRN Ser. B,
6.794s, 2012	1,988,741	2,013,600
Olympus Cable Holdings, LLC bank term loan FRN Ser. B,
9 1/2s, 2010	750,000	736,205
PanAmSat Corp. bank term loan FRN Ser. B1, 6.489s, 2010	1,733,744	1,753,655
		7,001,250

Capital Goods (9.1%)
AGCO Corp. bank term loan FRN 6.277s, 2008	1,770,925	1,786,421
Allied Waste Industries, Inc. bank term loan FRN 4.385s, 2012	676,331	683,432
Allied Waste Industries, Inc. bank term loan FRN Ser. B,
6.444s, 2012	1,774,369	1,791,744
Amsted Industries, Inc. bank term loan FRN Ser. B, 7.126s, 2010	377,949	382,516
Avio Holding SpA bank term loan FRN Ser. B, 6.823s, 2011 (Italy)	8,711	8,715
Berry Plastics Corp. bank term loan FRN Ser. B, 6.447s, 2011	1,094,500	1,108,638
Communications & Power, Inc. bank term loan FRN 6.82s, 2010	2,353,013	2,368,700
Covalence Specialty Mate bank term loan FRN 7.786s, 2013	1,250,000	1,265,625
Covalence Specialty Mate bank term loan FRN 6.313s, 2013	1,000,000	1,025,000
DRS Technologies, Inc. bank term loan FRN 6.036s, 2013	2,500,000	2,521,095
Enersys Capital, Inc. bank term loan FRN Ser. B, 6.543s, 2011	1,237,437	1,251,358
Flowserve Corp. bank term loan FRN 6.363s, 2012	2,128,665	2,154,609
Graham Packaging Co., Inc. bank term loan FRN Ser. B,
6.845s, 2011	2,039,478	2,064,972
Hexcel Corp. bank term loan FRN Ser. B, 6 3/8s, 2012	2,115,556	2,134,949
Invensys PLC bank term loan FRN Ser. B-1, 7.791s, 2009
(United Kingdom)	561,425	568,443
K&F Industries bank term loan FRN Ser. B, 6.831s, 2012	2,008,701	2,031,927
Mueller Group, Inc. bank term loan FRN Ser. B, 6.78s, 2012	2,394,000	2,420,933
Owens-Illinois, Inc. bank term loan FRN Ser. B, 6.35s, 2008	1,033,810	1,038,010
Owens-Illinois, Inc. bank term loan FRN Ser. C1, 6.35s, 2008	1,366,405	1,370,675
Polypore, Inc. bank term loan FRN 7.53s, 2011	1,154,857	1,162,074
Rexnord Corp. bank term loan FRN Ser. B, 6.89s, 2009	1,387,564	1,400,861
Roper Industries, Inc. bank term loan FRN Ser. A, 5.48s, 2009	1,405,826	1,407,583
Solo Cup Co. bank term loan FRN 7.027s, 2011	1,019,872	1,028,584
Terex Corp. bank term loan FRN Ser. B, 6.839s, 2009	683,068	689,898
Terex Corp. bank term loan FRN Ser. C, 7.339s, 2009	598,454	604,438
Transdigm, Inc. bank term loan FRN Ser. C, 6.82s, 2010	982,021	993,990
		35,265,190

Commercial and Consumer Services (1.7%)
Alliance Laundry Systems Corp. bank term loan FRN Ser. B,
6.73s, 2012	885,000	896,063
Buhrmann US, Inc. bank term loan FRN Ser. D-1, 6.338s, 2010	985,000	991,772
Coinmach Service Corp. bank term loan FRN Ser. B, 7 1/8s, 2012	2,800,000	2,843,168
IESI Corp. bank term loan FRN Ser. B, 6.633s, 2011	1,000,000	1,010,000

34

SENIOR LOANS (91.5%)* (c) continued

	Principal amount	Value

Commercial and Consumer Services continued
U.S. Investigations Services bank term loan FRN Ser. B, 7s, 2012	$299,250	$301,494
U.S. Investigations Services bank term loan FRN Ser. C,
7.04s, 2012	500,000	503,750
		6,546,247

Communication Services (5.8%)
Alaska Communications Systems Group, Inc. bank term loan
FRN Ser. B, 6.527s, 2012	2,200,000	2,216,500
Centennial Cellular Operating Co., LLC bank term loan FRN
Ser. B, 6.621s, 2011	2,036,621	2,062,079
Cincinnati Bell, Inc. bank term loan FRN Ser. B, 6.173s, 2012	2,245,000	2,261,137
Consolidated Communications Holdings bank term loan
FRN Ser. D, 6.342s, 2011	1,741,743	1,756,257
Fairpoint Communications, Inc. bank term loan FRN Ser. B,
6.313s, 2012	1,750,000	1,760,938
Hawaiian Telecom Communications bank term loan FRN Ser. B,
6.78s, 2012	1,000,000	1,007,143
Iowa Telecommunications Service bank term loan FRN Ser. B,
6.295s, 2011	1,500,000	1,513,500
Madison River Capital, LLC bank term loan FRN Ser. B, 7.05s, 2012	2,500,000	2,525,000
Nextel Partners, Inc. bank term loan FRN Ser. D, 5.91s, 2012	1,557,000	1,557,000
Qwest Communications International, Inc. bank term loan FRN
Ser. A, 9.32s, 2007	200,000	204,975
Syniverse Holdings, Inc. bank term loan FRN Ser. B, 6.28s, 2012	1,803,082	1,821,113
Time Warner Telecom bank term loan FRN Ser. B, 7.105s, 2010	2,000,000	2,031,666
Valor Telecommunications Enterprises, LLC/Finance Corp.
bank term loan FRN Ser. B, 6.04s, 2012	1,756,667	1,759,137
		22,476,445

Consumer (0.6%)
Jostens IH Corp. bank term loan FRN Ser. C, 6.777s, 2010	2,406,990	2,437,578

Consumer Cyclicals (0.1%)
PRIMEDIA, Inc. bank term loan FRN Ser. B, 6.82s, 2013	500,000	493,438

Consumer Goods (1.3%)
Burt’s Bees, Inc. bank term loan FRN Ser. B, 7.192s, 2011	742,509	750,863
Culligan Finance Corp. BV bank term loan FRN Ser. B, 7.07s,
2011 (Netherlands)	247,500	250,491
Prestige Brands, Inc. bank term loan FRN Ser. B, 6.31s, 2011	2,238,567	2,260,020
Prestige Brands, Inc. bank term loan FRN Ser. B-1, 6.895s, 2011	231,007	233,220
Spectrum Brands, Inc. bank term loan FRN Ser. B, 7.03s, 2013	1,662,351	1,681,053
		5,175,647

Consumer Services (2.2%)
Ashtead Group PLC bank term loan FRN Ser. B, 6 1/2s, 2009
(United Kingdom)	2,277,000	2,298,347
Brand Services, Inc. bank term loan FRN 7.32s, 2009	1,494,373	1,512,429
United Rentals, Inc. bank term loan FRN 6.79s,2011	1,898,683	1,918,857

35

SENIOR LOANS (91.5%)* (c) continued

	Principal amount	Value

Consumer Services continued
United Rentals, Inc. bank term loan FRN Ser. B, 4.39s, 2011	$386,843	$390,953
Veterinary Centers of America, Inc. bank term loan FRN Ser. B,
6 1/8s, 2011	2,401,997	2,420,012
		8,540,598

Consumer Staples (0.5%)
Emmis Communications Corp. bank term loan FRN Ser. B,
6.32s, 2010	305,708	307,284
Intelsat Bermuda, Ltd. bank term loan FRN Ser. B, 6.313s,
2011 (Bermuda)	1,736,231	1,752,508
		2,059,792

Energy (4.5%)
Complete Production Services bank term loan FRN Ser. B,
7.28s, 2012	1,995,000	2,018,068
Dresser, Inc. bank term loan FRN 7.99s, 2010	500,000	511,250
Dresser-Rand Group, Inc. bank term loan FRN Ser. B,
6.728s, 2011	854,543	868,429
EPCO, Inc. bank term loan FRN Ser. B, 6.781s, 2010	2,277,000	2,303,684
Foundation PA Coal Corp. bank term loan FRN Ser. B,
6.347s, 2011	712,766	723,160
Key Energy Services, Inc. bank term loan FRN Ser. B,
7.683s, 2012	2,000,000	2,027,500
Petroleum Geo-Services ASA bank term loan FRN Ser. B, 7s,
2012 (Norway)	2,550,000	2,580,281
Targa Resources, Inc. bank term loan FRN 6.738s, 2012	1,608,871	1,628,647
Targa Resources, Inc. bank term loan FRN 4.402s, 2012	387,097	391,855
Universal Compression, Inc. bank term loan FRN Ser. B,
6.03s, 2012	2,235,873	2,255,995
Vulcan Energy Corp. bank term loan FRN Ser. B, 6 3/4s, 2011	2,017,816	2,030,428
		17,339,297

Entertainment (2.9%)
AMC Entertainment, Inc. bank term loan FRN 6.661s, 2013	2,500,000	2,525,000
Century Theaters bank term loan FRN Ser. B, 6.411s, 2013	400,000	400,000
Cinemark, Inc. bank term loan FRN Ser. C, 6.53s, 2011	1,486,390	1,505,342
MGM Studios, Inc. bank term loan FRN Ser. B, 6.78s, 2011	2,300,000	2,325,875
Regal Cinemas, Inc. bank term loan FRN Ser. B, 6.527s, 2010	1,234,550	1,247,667
Six Flags, Inc. bank term loan FRN Ser. B, 7.111s, 2009	2,131,977	2,154,630
Universal City Development bank term loan FRN Ser. B,
6.671s, 2011	1,087,381	1,100,520
		11,259,034

Financial (2.9%)
Ameritrade Holding Corp. bank term loan FRN Ser. B,
6.08s, 2013	2,150,000	2,162,094
Capital Automotive bank term loan FRN 6.34s, 2010 (R)	2,550,000	2,561,687
Fidelity National Information Solutions bank term loan FRN
Ser. B, 6.32s, 2013	2,553,615	2,570,574

36

SENIOR LOANS (91.5%)* (c) continued

	Principal amount	Value

Financial continued
General Growth Properties, Inc. bank term loan FRN Ser. A,
5.786s, 2010 (R)	$3,000,000	$3,001,641
Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B,
6.813s, 2011	1,073,411	1,081,461
		11,377,457

Food (2.9%)
American Seafood Group, LLC bank term loan FRN Ser. B,
6.277s, 2012	2,111,375	2,140,406
American Seafood Group, LLC bank term loan FRN Ser. DD,
5.266s, 2012 (U)	433,333	437,667
Del Monte Foods Co. bank term loan FRN Ser. B, 6.14s, 2012	992,500	1,004,906
Doane Pet Care Co. bank term loan FRN 6.773s, 2012	2,793,000	2,831,404
Dole Food Co., Inc. bank term loan FRN Ser. B, 6.202s, 2012	1,919,253	1,927,135
Pinnacle Foods Holding Corp. bank term loan FRN 7.78s, 2010	2,875,337	2,919,897
		11,261,415

Gaming & Lottery (3.7%)
Boyd Gaming Corp. bank term loan FRN Ser. B, 5.863s, 2010	1,581,970	1,598,118
CCM Merger, Inc. bank term loan FRN Ser. B, 6.568s, 2012	2,588,748	2,606,869
Penn National Gaming, Inc. bank term loan FRN Ser. B,
6 3/8s, 2012	1,995,000	2,019,938
Pinnacle Entertainment, Inc. bank term loan FRN Ser. B,
6.57s, 2011	2,000,000	2,018,126
Trump Hotel & Casino Resort, Inc. bank term loan FRN Ser. B-1,
7.17s, 2012	771,125	779,318
Trump Hotel & Casino Resort, Inc. bank term loan FRN Ser. B-2,
5.62s, 2012 (U)	775,000	783,234
Venetian Casino Resort, LLC bank term loan FRN Ser. B,
6.28s, 2011	1,741,026	1,757,076
Venetian Casino Resort, LLC bank term loan FRN Ser. DD,
6.28s, 2011	358,974	362,284
Wembley, Inc. bank term loan FRN 6.08s, 2011 (United Kingdom)	2,383,000	2,420,234
		14,345,197

Health Care (8.9%)
Alderwoods Group, Inc. bank term loan FRN 6.501s, 2009	2,576,858	2,604,238
Ameripath, Inc. bank term loan FRN Ser. B, 6.57s, 2012	2,100,000	2,123,625
Beverly Enterprises, Inc. bank term loan FRN 7.025s, 2008	989,873	989,873
Community Health Systems, Inc. bank term loan FRN Ser. B,
6.16s, 2011	2,129,087	2,154,812
Concentra Operating Corp. bank term loan FRN Ser. B,
6.69s, 2012	1,995,000	2,018,276
CRC Health Corp. bank term loan FRN 6.786s, 2013	1,300,000	1,313,000
DaVita, Inc. bank term loan FRN Ser. B, 6.788s, 2012	2,712,809	2,750,674
Extendicare Health Services bank term loan FRN 6.308s, 2010	1,195,614	1,204,581
Healthsouth Corp. bank term loan FRN 7.07s, 2010	1,429,069	1,432,641
Healthsouth Corp. bank term loan FRN 4.39s, 2010	387,560	388,528
IASIS Healthcare Corp. bank term loan FRN Ser. B, 6.786s, 2011	2,282,069	2,311,546
Kinetic Concepts, Inc. bank term loan FRN Ser. B, 6.28s, 2011	1,106,889	1,117,497

37

SENIOR LOANS (91.5%)* (c) continued

	Principal amount	Value

Health Care continued
LifePoint, Inc. bank term loan FRN Ser. B, 6.185s, 2012	$2,411,876	$2,424,270
Magellan Health Services, Inc. bank term loan FRN 4.33s, 2008	360,360	363,964
Magellan Health Services, Inc. bank term loan FRN Ser. B,
6.741s, 2008	450,450	454,955
Mylan Laboratories, Inc. bank term loan FRN Ser. B, 6.06s, 2010	1,990,000	2,011,148
Psychiatric Solutions, Inc. bank term loan FRN Ser. B, 6.36s, 2012	2,480,769	2,502,476
Stewart Enterprises, Inc. bank term loan FRN Ser. B, 6.481s, 2011	2,222,576	2,242,023
Vanguard Health Systems bank term loan FRN 6.95s, 2011	1,743,744	1,764,451
VWR International, Inc. bank term loan FRN Ser. B, 7.12s, 2011	1,206,293	1,222,126
Warner Chilcott Corp. bank term loan FRN Ser. B, 7.361s, 2012	532,472	535,634
Warner Chilcott Corp. bank term loan FRN Ser. C, 7.277s, 2012	214,561	215,835
Warner Chilcott Corp. bank term loan FRN Ser. D, 7.277s, 2012	99,121	99,710
Warner Chilcott Corp. bank term loan FRN Ser. B, 7.44s, 2012	17,594	17,698
Warner Chilcott Corp. bank term loan FRN Ser. DD, 7.36s, 2012	93,461	94,016
		34,357,597

Homebuilding (1.4%)
Landsource, Inc. bank term loan FRN Ser. B, 7 1/8s, 2010	1,350,000	1,360,969
Lion Gables Realty bank term loan FRN 6.32s, 2006	1,969,392	1,978,886
Maguire Properties, Inc. bank term loan FRN Ser. B,
6.32s, 2010 (R)	973,333	977,470
Southedge bank term loan FRN Ser. C, 6.57s, 2009	1,000,000	1,005,000
		5,322,325

Household Furniture and Appliances (0.6%)
Sealy Mattress Co. bank term loan FRN Ser. D, 6.287s, 2012	2,349,055	2,373,281

Media (0.8%)
Affinity Group Holdings bank term loan FRN Ser. B2, 6.967s, 2009	704,611	711,657
Warner Music Group bank term loan FRN Ser. B, 6.583s, 2011	2,369,064	2,393,865
		3,105,522

Publishing (3.2%)
American Media Operations bank term loan FRN 9 1/4s, 2013	1,950,000	1,970,719
Dex Media East, LLC/Dex Media East Finance Co. bank term loan
FRN Ser. B, 6.352s, 2009	1,261,683	1,272,007
Dex Media West, LLC/Dex Media Finance Co. bank term loan
FRN Ser. B1, 6.223s, 2010 (U)	480,000	482,314
Quebecor, Inc. bank term loan FRN Ser. B, 6.602s, 2013 (Canada)	2,750,000	2,786,955
R.H. Donnelley, Inc. bank term loan FRN Ser. A-3, 6.28s, 2009	452,970	454,103
R.H. Donnelley, Inc. bank term loan FRN Ser. D, 6.259s, 2011	730,359	735,837
R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 6.01s, 2011	320,000	321,156
Raycom Media, Inc. bank term loan FRN Ser. B, 7 1/2s, 2012	1,500,000	1,507,500
Raycom Media, Inc. bank term loan FRN Ser. B, 6.036s, 2013	2,250,000	2,264,063
Sun Media Corp. bank term loan FRN Ser. B,
6.668s, 2009 (Canada)	737,162	746,377
		12,541,031

38

SENIOR LOANS (91.5%)* (c) continued

	Principal amount	Value

Restaurants (1.6%)
Burger King Corp. bank term loan FRN Ser. B1, 6 1/8s, 2013	$2,678,000	$2,690,721
Domino’s, Inc. bank term loan FRN Ser. B, 6.063s, 2010	2,066,167	2,084,246
Jack-in-the-Box, Inc. bank term loan FRN 5.922s, 2008	1,484,867	1,497,860
		6,272,827

Retail (2.5%)
Boise Cascade Corp. bank term loan FRN Ser. D, 6.29s, 2011	2,260,328	2,287,811
Couche-Tard US/Finance bank term loan FRN 6.313s, 2010	600,000	606,750
Jean Coutu Group, Inc. bank term loan FRN Ser. B, 6.937s,
2011 (Canada)	2,449,651	2,478,231
National Bedding Co., LLC bank term loan FRN 6.167s, 2011	1,990,623	2,007,544
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
6.947s, 2013	2,136,076	2,165,065
		9,545,401

Technology (4.7%)
AMI Semiconductor, Inc. bank term loan FRN Ser. B, 6.06s, 2012	2,288,000	2,298,486
Aspect Software, Inc. bank term loan FRN Ser. B, 6.563s, 2010	2,000,000	2,020,000
Avago Technologies Finance bank term loan FRN Ser. DD,
7.034s, 2012 (Singapore)	628,425	631,174
Avago Technologies Finance bank term loan FRN Ser. B,
7.07s, 2012 (Singapore)	1,466,325	1,468,524
Iron Mountain, Inc. bank term loan FRN 6.219s, 2011	495,000	498,300
Iron Mountain, Inc. bank term loan FRN Ser. C, 6.188s, 2011	491,250	494,934
ON Semiconductor Corp. bank term loan FRN Ser. BH,
7.036s, 2011	2,159,555	2,173,052
SS&C Technologies, Inc. bank term loan FRN Ser. B, 7.027s, 2012	180,184	181,911
SS&C Technologies, Inc. bank term loan FRN Ser. B, 6.89s, 2012	2,119,816	2,140,130
SunGard Data Systems, Inc. bank term loan FRN Ser. B,
7.215s, 2013	1,790,377	1,815,315
UGS Corp. bank term loan FRN Ser. C, 6.55s, 2012	2,217,175	2,241,194
Xerox Corp. bank term loan FRN 6.22s, 2008	2,000,000	2,012,084
		17,975,104

Textiles (0.5%)
William Carter Holdings Co. (The) bank term loan FRN Ser. B,
6.489s, 2012	1,960,945	1,979,737

Tire & Rubber (0.9%)
Cooper Tire & Rubber Co. bank term loan FRN Ser. B,
7.036s, 2012	650,000	653,250
Cooper Tire & Rubber Co. bank term loan FRN Ser. B,
6.563s, 2012	379,500	381,018
Cooper Tire & Rubber Co. bank term loan FRN Ser. C,
6.563s, 2012	610,500	612,942
Goodyear Tire & Rubber Co. (The) bank term loan FRN
7.06s, 2010	1,650,000	1,671,999
		3,319,209

39

SENIOR LOANS (91.5%)* (c) continued

	Principal amount	Value

Toys (0.6%)
Mega Bloks, Inc. bank term loan FRN Ser. B, 6.438s,
2012 (Canada)	$2,190,500	$2,212,405

Transportation (2.0%)
Kansas City Southern Railway Co. bank term loan FRN Ser. B,
6.068s, 2008	1,486,861	1,493,057
Mid Western Aircraft Systems bank term loan FRN Ser. B,
6.85s, 2012	1,741,250	1,764,104
Travelcenters of America bank term loan FRN Ser. B, 6.279s, 2011	1,750,000	1,766,625
United Airlines bank term loan FRN Ser. B, 8.286s, 2012	2,231,250	2,268,623
United Airlines bank term loan FRN Ser. DD, 8.286s, 2012	318,750	324,089
		7,616,498

Utilities & Power (5.1%)
Allegheny Energy, Inc. bank term loan FRN Ser. C, 5.883s, 2011	2,729,450	2,745,046
Aquila, Inc. bank term loan FRN Ser. B, 9.991s, 2009	1,250,000	1,287,500
Calpine Corp. bank term loan FRN 6.786s, 2008	1,298,936	1,318,420
Calpine Corp. bank term loan FRN 8.536s, 2008	1,498,936	1,538,283
El Paso Corp. bank term loan FRN 4.29s, 2009	767,000	774,031
El Paso Corp. bank term loan FRN Ser. B, 7.313s, 2009	1,495,670	1,512,704
Markwest Energy Partners, LP bank term loan FRN 6.82s, 2010	1,450,000	1,464,500
Midwest Generation, LLC bank term loan FRN 6.092s, 2011	1,718,756	1,735,944
Mirant North America, LLC bank term loan FRN Ser. B,
6.32s, 2013	2,600,000	2,619,500
NRG Energy, Inc. bank term loan FRN Ser. B, 6.57s, 2013	2,147,240	2,170,800
NRG Energy, Inc. bank term loan FRN, 6.624s, 2013	352,760	355,901
Regency Gas bank term loan FRN 6.315s, 2010	1,241,875	1,255,846
Williams Cos., Inc. (The) bank term loan FRN Ser. C, 6.82s, 2007	984,925	996,005
		19,774,480

Total senior loans (cost $353,248,734)		$354,229,863

CORPORATE BONDS AND NOTES (5.3%)*

	Principal amount	Value

Basic Materials (0.2%)
Millennium America, Inc. company guaranty 9 1/4s, 2008	$825,000	$847,688

Communication Services (0.9%)
Airgate PCS, Inc. company guaranty FRN 8.35s, 2011	750,000	777,188
Centennial Communications Corp. 144A sr. notes FRN
10.25s, 2013	750,000	774,375
Qwest Corp. sr. notes FRN 8.15s, 2013	1,250,000	1,365,625
Rogers Wireless, Inc. sec. FRN 8.025s, 2010 (Canada)	500,000	517,500
		3,434,688

40

CORPORATE BONDS AND NOTES (5.3%)* continued

	Principal amount	Value

Consumer Cyclicals (1.5%)
FelCor Lodging, LP sr. notes FRN 8.83s, 2011	$750,000	$780,000
Ford Motor Credit Corp. FRN 7.68s, 2007	750,000	735,500
Goodman Global Holding Co., Inc. sr. notes FRN Ser. B,
7.67s, 2012	750,000	763,125
Harry & David Holdings, Inc. company guaranty FRB 9.41s, 2012	500,000	492,500
Host Marriott, LP company guaranty Ser. I, 9 1/2s, 2007	500,000	515,625
Levi Strauss & Co. sr. unsub. FRN 9.28s, 2012	500,000	516,250
PRIMEDIA, Inc. sr. notes FRN 10.124s, 2010	1,250,000	1,243,750
Starwood Hotels & Resorts Worldwide, Inc. company guaranty
7 3/8s, 2007	750,000	765,000
		5,811,750

Consumer Staples (1.4%)
AMC Entertainment, Inc. company guaranty FRN 8.999s, 2010	800,000	828,000
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. notes FRN
9.025s, 2010 (acquired various dates from 12/1/04 to 8/31/05,
cost $998,125) ‡	1,000,000	1,000,000
CSC Holdings, Inc. sr. notes 7 7/8s, 2007	500,000	512,500
Echostar DBS Corp. FRN 7.78s, 2008	1,250,000	1,275,000
Emmis Communications Corp. sr. notes FRN 10.366s, 2012	342,857	342,857
Intelsat Bermuda, Ltd. 144A sr. notes FRN 9.614s,
2012 (Bermuda)	750,000	757,031
Universal City Florida Holding Co. sr. notes FRN 9.43s, 2010	670,000	680,050
		5,395,438

Energy (0.1%)
Forest Oil Corp. sr. notes 8s, 2008	500,000	523,125

Health Care (0.3%)
Service Corp. International sr. unsec. notes 6 1/2s, 2008	1,000,000	1,010,000

Technology (0.2%)
SunGard Data Systems, Inc. 144A sr. unsec. FRN
9.431s, 2013	750,000	789,375

Utilities & Power (0.7%)
AES Corp. (The) sr. notes 8 3/4s, 2008	500,000	525,000
Teco Energy, Inc. sr. notes FRN 6.68s, 2010	1,000,000	1,032,500
Williams Cos., Inc. (The) 144A FRN 6.536s, 2010	1,000,000	1,020,000
		2,577,500

Total corporate bonds and notes (cost $20,244,935)		$20,389,564

41

COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)* (cost $1,500,000)

	Principal amount	Value
Bear Stearns Commercial Mortgage
Securities, Inc. 144A FRB Ser. 05-LXR1, Class J, 6.22s, 2018	$ 1,500,000	$1,500,000

SHORT-TERM INVESTMENTS (8.1%)* (cost $31,309,306)

	Shares	Value
Putnam Prime Money Market (e)	31,309,306	$31,309,306

TOTAL INVESTMENTS
Total investments (cost $406,302,975)		$407,428,733

* Percentages indicated are based on net assets of $386,961,426.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28,
2006 was $1,000,000 or 0.3% of net assets.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown
(Notes 1 and 7).

(e) See Note 6 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(U) A portion of the position represents unfunded loan commitments (Note 8).

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2006.

The accompanying notes are an integral part of these financial statements. 42

Statement of assets and liabilities 2/28/06

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $374,993,669)	$376,119,427
Affiliated issuers (identified cost $31,309,306) (Note 6)	31,309,306

Interest and other receivables	3,057,952

Receivable for shares of the fund sold	7,198,099

Receivable for securities sold	20,673,200

Total assets	438,357,984

LIABILITIES
Payable to subcustodian (Note 2)	1,345,238

Distributions payable to shareholders	489,582

Payable for securities purchased	47,330,312

Payable for shares of the fund repurchased	1,300,609

Payable for compensation of Manager (Notes 2 and 6)	540,306

Payable for investor servicing and custodian fees (Note 2)	63,324

Payable for Trustee compensation and expenses (Note 2)	8,728

Payable for administrative services (Note 2)	3,002

Payable for distribution fees (Note 2)	177,578

Other accrued expenses	137,879

Total liabilities	51,396,558

Net assets	$386,961,426

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$386,448,101

Undistributed net investment income (Note 1)	32,113

Accumulated net realized loss on investments (Note 1)	(644,546)

Net unrealized appreciation of investments	1,125,758

Total — Representing net assets applicable to capital shares outstanding	$386,961,426

(Continued on next page)

43

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($263,864,492 divided by 26,351,649 shares)	$10.01

Offering price per class A share
(100/96.75 of $10.01)*	$10.35

Net asset value and offering price per class B share
($25,632,777 divided by 2,560,576 shares)**	$10.01

Net asset value and offering price per class C share
($76,553,528 divided by 7,648,549 shares)**	$10.01

Net asset value and redemption price per class M share
($14,928,484 divided by 1,491,149 shares)	$10.01

Offering price per class M share
(100/98.00 of $10.01)*	$10.21

Net asset value, offering price and redemption price per class R share
($234,821 divided by 23,456 shares)	$10.01

Net asset value, offering price and redemption price per class Y share
($5,747,324 divided by 573,962 shares)	$10.01

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

44

Statement of operations Year ended 2/28/06

INVESTMENT INCOME
Interest (including interest income of $886,152
from investments in affiliated issuers) (Note 6)	$15,800,648

EXPENSES
Compensation of Manager (Note 2)	1,800,402

Investor servicing fees (Note 2)	175,806

Custodian fees (Note 2)	129,462

Trustee compensation and expenses (Note 2)	25,716

Administrative services (Note 2)	16,053

Distribution fees — Class A (Note 2)	451,519

Distribution fees — Class B (Note 2)	176,826

Distribution fees — Class C (Note 2)	536,427

Distribution fees — Class M (Note 2)	77,891

Distribution fees — Class R (Note 2)	1,803

Amortization of offering costs (Note 1)	29,003

Other	219,511

Fees waived and reimbursed by Manager (Notes 2 and 6)	(81,401)

Total expenses	3,559,018

Expense reduction (Note 2)	(47,351)

Net expenses	3,511,667

Net investment income	12,288,981

Net realized loss on investments (Notes 1 and 3)	(586,309)

Net unrealized appreciation of investments during the year	411,363

Net loss on investments	(174,946)

Net increase in net assets resulting from operations	$12,114,035

The accompanying notes are an integral part of these financial statements.

45

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Period
	2/28/06	8/4/04†-2/28/05

Operations:
Net investment income	$ 12,288,981	$ 1,590,751

Net realized loss on investments	(586,309)	(58,237)

Net unrealized appreciation of investments	411,363	714,395

Net increase in net assets resulting from operations	12,114,035	2,246,909

Distributions to shareholders: (Note 1)

From net investment income

Class A	(8,392,648)	(1,272,628)

Class B	(841,078)	(60,019)

Class C	(2,091,929)	(118,068)

Class M	(836,265)	(80,750)

Class R	(15,092)	(110)

Class Y	(139,032)	—

Redemption fees (Note 1)	1,063	—

Increase from capital share transactions (Note 4)	242,804,748	105,163,003

Total increase in net assets	242,603,802	105,878,337

NET ASSETS
Beginning of year (Note 5)	144,357,624	38,479,287

End of year (including undistributed net investment
income of $32,113 and $59,176, respectively)	$386,961,426	$144,357,624
† Commencement of operations.

The accompanying notes are an integral part of these financial statements.

46

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	2/28/06	8/4/04†-2/28/05

Net asset value,
beginning of period	$10.04	$10.00

Investment operations:
Net investment income (a,d)	.47	.17

Net realized and unrealized
gain (loss) on investments	(.05)	.04

Total from
investment operations	.42	.21

Less distributions:
From net investment income	(.45)	(.17)

Total distributions	(.45)	(.17)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.01	$10.04

Total return at
net asset value (%)(b)	4.32	2.09*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$263,864	$89,085

Ratio of expenses to
average net assets (%)(c,d)	1.09	.63*

Ratio of net investment income
to average net assets (%)(d)	4.66	1.73*

Portfolio turnover (%)	59.85	51.36*

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of 0.03% and 0.16%, respectively, of average net assets for class A shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

47

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	2/28/06	9/7/04†-2/28/05

Net asset value,
beginning of period	$10.03	$9.95

Investment operations:
Net investment income (a,d)	.40	.12

Net realized and unrealized
gain (loss) on investments	(.03)	.08

Total from
investment operations	.37	.20

Less distributions:
From net investment income	(.39)	(.12)

Total distributions	(.39)	(.12)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.01	$10.03

Total return at
net asset value (%)(b)	3.81	1.99*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$25,633	$8,961

Ratio of expenses to
average net assets (%)(c,d)	1.69	.83*

Ratio of net investment income
to average net assets (%)(d)	4.02	1.31*

Portfolio turnover (%)	59.85	51.36*

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of 0.03% and 0.14%, respectively, of average net assets for class B shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

48

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	2/28/06	9/7/04†-2/28/05

Net asset value,
beginning of period	$10.03	$9.95

Investment operations:
Net investment income (a,d)	.40	.10

Net realized and unrealized
gain (loss) on investments	(.04)	.09

Total from
investment operations	.36	.19

Less distributions:
From net investment income	(.38)	(.11)

Total distributions	(.38)	(.11)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.01	$10.03

Total return at
net asset value (%)(b)	3.66	1.92*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$76,554	$24,467

Ratio of expenses to
average net assets (%)(c,d)	1.84	.90*

Ratio of net investment income
to average net assets (%)(d)	3.92	1.25*

Portfolio turnover (%)	59.85	51.36*

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of 0.03% and 0.14%, respectively, of average net assets for class C shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

49

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	2/28/06	9/7/04†-2/28/05

Net asset value,
beginning of period	$10.03	$9.95

Investment operations:
Net investment income (a,d)	.41	.12

Net realized and unrealized
gain on investments	.01(f )	.10

Total from
investment operations	.42	.22

Less distributions:

From net
investment income	(.44)	(.14)

Total distributions	(.44)	(.14)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.01	$10.03

Total return at
net asset value (%)(b)	4.31	2.22*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$14,928	$21,834

Ratio of expenses to
average net assets (%)(c,d)	1.24	.61*

Ratio of net investment income
to average net assets (%)(d)	4.23	1.57*

Portfolio turnover (%)	59.85	51.36*

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of 0.04% and 0.14%, respectively, of average net assets for class M shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

(f) The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

50

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	2/28/06	9/7/04†-2/28/05

Net asset value,
beginning of period	$10.03	$9.95

Investment operations:
Net investment income (a,d)	.42	.14

Net realized and unrealized
gain (loss) on investments	(.01)	.07

Total from
investment operations	.41	.21

Less distributions:
From net investment income	(.43)	(.13)

Total distributions	(.43)	(.13)

Redemption fees	—(e)	—

Net asset value,
end of period	$10.01	$10.03

Total return at
net asset value (%)(b)	4.17	2.17*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$235	$10

Ratio of expenses to
average net assets (%)(c,d)	1.34	.66*

Ratio of net investment income
to average net assets (%)(d)	4.25	1.44*

Portfolio turnover (%)	59.85	51.36*

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of 0.03% and 0.14%, respectively, of average net assets for class R shares (Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

51

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

Period
10/4/05†-2/28/06

Net asset value,
beginning of period	$10.01

Investment operations:
Net investment income (a,d)	.22

Net realized and unrealized
loss on investments	—(e)

Total from
investment operations	.22

Less distributions:
From net investment income	(.22)

Total distributions	(.22)

Redemption fees	—(e)

Net asset value,
end of period	$10.01

Total return at
net asset value (%)(b)	2.19*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$5,747

Ratio of expenses to
average net assets (%)(c,d)	.34*

Ratio of net investment income
to average net assets (%)(d)	2.20*

Portfolio turnover (%)	59.85

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended February 28, 2006 reflect a reduction of less than 0.01% of average net assets for class Y shares
(Notes 2 and 6).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

52

Notes to financial statements 2/28/06

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class Y shares on October 4, 2005. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by

53

Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2006, the fund had a capital loss carryover of $314,708 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 55,084	February 28, 2013

259,624	February 28, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2007 $294,065 of losses recognized during the period November 1, 2005 to February 28, 2006.

D) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary differences of post-October loss deferrals and dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2006, the fund required no such reclassifications.

54

The tax basis components of distributable earnings and the federal tax cost as of period end February 28, 2006, were as follows:

Unrealized appreciation	$ 1,950,746
Unrealized depreciation	(860,761)
—————————————
Net unrealized appreciation	1,089,985
Undistributed ordinary income	521,695
Capital loss carryforward	(314,708)
Post-October loss	(294,065)
Cost for federal income
tax purposes	$406,338,748

E) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

F) Offering costs The offering costs of $66,024 have been fully amortized on a straight-line basis over a twelve-month period as of August 31, 2005.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plan and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.85% of the fund’s average net assets.

For the year ended February 28, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $47,441 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

55

During the year ended February 28, 2006, the fund incurred $305,259 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 2006, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended February 28, 2006, the fund’s expenses were reduced by $47,351 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $308, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005.

Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $62,984 and $1,556 from the sale of class A and class M shares, respectively, and received $63,118 and $35,208 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2006, Putnam Retail Management, acting as underwriter, received $748 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments

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aggregated $398,657,049 and $161,926,998, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 2/28/06:
Shares sold	26,449,313	$264,548,260

Shares issued
in connection
with reinvestment
of distributions	554,309	5,541,588

	27,003,622	270,089,848

Shares
repurchased	(9,528,779)	(95,260,746)

Net increase	17,474,843	$174,829,102

For the period 8/4/04 (commencement of operations)
to 2/28/05:
Shares sold	10,937,932	$109,234,059

Shares issued
in connection
with reinvestment
of distributions	103,324	1,032,370

	11,041,256	110,266,429

Shares
repurchased	(6,012,379)	(60,165,718)

Net increase	5,028,877	$ 50,100,711

CLASS B	Shares	Amount

Year ended 2/28/06:
Shares sold	2,704,908	$ 27,059,956

Shares issued
in connection
with reinvestment
of distributions	70,565	705,374

	2,775,473	27,765,330

Shares
repurchased	(1,107,905)	(11,067,579)

Net increase	1,667,568	$ 16,697,751

For the period 9/7/04 (commencement of operations)
to 2/28/05:
Shares sold	957,983	$ 9,562,890

Shares issued
in connection
with reinvestment
of distributions	5,003	50,085

	962,986	9,612,975

Shares
repurchased	(69,978)	(699,737)

Net increase	893,008	$ 8,913,238

CLASS C	Shares	Amount

Year ended 2/28/06:
Shares sold	6,774,431	$ 67,735,661

Shares issued
in connection
with reinvestment
of distributions	141,884	1,418,182

	6,916,315	69,153,843

Shares
repurchased	(1,706,944)	(17,055,447)

Net increase	5,209,371	$ 52,098,396

For the period 9/7/04 (commencement of operations)
to 2/28/05:
Shares sold	2,551,959	$ 25,493,291

Shares issued
in connection
with reinvestment
of distributions	7,546	75,519

	2,559,505	25,568,810

Shares
repurchased	(120,327)	(1,203,638)

Net increase	2,439,178	$ 24,365,172

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CLASS M	Shares	Amount

Year ended 2/28/06:
Shares sold	1,062,604	$ 10,655,269

Shares issued
in connection
with reinvestment
of distributions	70,288	702,631

	1,132,892	11,357,900

Shares
repurchased	(1,817,745)	(18,157,597)

Net decrease	(684,853)	$ (6,799,697)

For the period 9/7/04 (commencement of operations)
to 2/28/05:
Shares sold	2,694,539	$ 26,961,364

Shares issued
in connection
with reinvestment
of distributions	5,773	57,845

	2,700,312	27,019,209

Shares
repurchased	(524,310)	(5,245,528)

Net increase	2,176,002	$ 21,773,681

CLASS R	Shares	Amount

Year ended 2/28/06:
Shares sold	230,664	$ 2,310,711

Shares issued
in connection
with reinvestment
of distributions	1,435	14,341

	232,099	2,325,052

Shares
repurchased	(209,667)	(2,094,239)

Net increase	22,432	$ 230,813

For the period 9/7/04 (commencement of operations)
to 2/28/05:
Shares sold	1,013	$ 10,091

Shares issued
in connection
with reinvestment
of distributions	11	110

	1,024	10,201

Shares
repurchased	—	—

Net increase	1,024	$ 10,201

CLASS Y	Shares	Amount

For the period 10/4/05 (commencement of operations)
to 2/28/06:
Shares sold	744,129	$ 7,448,432

Shares issued
in connection
with reinvestment
of distributions	13,912	139,032

	758,041	7,587,464

Shares
repurchased	(184,079)	(1,839,081)

Net increase	573,962	$ 5,748,383

Note 5: Initial capitalization and offering of shares

Prior to August 4, 2004, the fund had no operations other than those related to organizational matters. A capital contribution of $38,479,287 and the issuance of 3,847,929 shares to Putnam, LLC was made on August 4, 2004.

Note 6: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2006, management fees paid were reduced by $33,960 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $886,152 for the year ended February 28, 2006. During the year ended February 28, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $241,643,850 and $224,770,253, respectively.

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Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of February 28, 2006, the fund had unfunded loan commitments of $1,427,354, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

American Seafood Group, LLC	$ 437,667
Dex Media West, LLC/Dex Media
Finance Co.	56,389
Hertz Corp.	150,064
Trump Hotel & Casino Resort, Inc.	783,234
——————————
$1,427,354

Note 9: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

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Federal tax information (Unaudited)

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

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Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

62

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

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As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

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W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

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Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

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Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

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Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Richard S. Robie, III
Boston, MA 02109		Vice President
Officers
Marketing Services	George Putnam, III	Francis J. McNamara, III
Putnam Retail Management	President	Vice President and
One Post Office Square		Chief Legal Officer
Boston, MA 02109	Charles E. Porter
	Executive Vice President,	Charles A. Ruys de Perez
Custodian	Associate Treasurer and	Vice President and
Putnam Fiduciary	Principal Executive Officer	Chief Compliance Officer
Trust Company
	Jonathan S. Horwitz	Mark C. Trenchard
Legal Counsel	Senior Vice President	Vice President and
Ropes & Gray LLP	and Treasurer	BSA Compliance Officer

Independent Registered	Steven D. Krichmar	Judith Cohen
Public Accounting Firm	Vice President and	Vice President, Clerk and
KPMG LLP	Principal Financial Officer	Assistant Treasurer

Trustees	Michael T. Healy	Wanda M. McManus
John A. Hill, Chairman	Assistant Treasurer and	Vice President, Senior Associate
Jameson Adkins Baxter,	Principal Accounting Officer	Treasurer and Assistant Clerk
Vice Chairman
Charles B. Curtis	Daniel T. Gallagher	Nancy E. Florek
Myra R. Drucker	Senior Vice President,	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Staff Counsel and	Assistant Treasurer
Paul L. Joskow	Compliance Liaison	and Proxy Manager
Elizabeth T. Kennan
John H. Mullin, III	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN096 232861 4/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In March 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics to go into effect in April 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The March 2005 and July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2006	$60,993	$--	$4,293	$ -
February 28, 2005*	$60,950	$--	$4,250	$ -

* Fund commenced operations on August 4, 2004.

For the fiscal years ended February 28, 2006 and February 28, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,293 and $4,250 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
February 28,
2006	$ -	$ -	$ -	$ -

February 28,
2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2006

Date of reporting period: March 1, 2005—February 28, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Strategies Fund

2|28|06

Annual Report

PUTNAM INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of asset classes
to help weather changing market
environments.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Income Strategies Fund

2| 28| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	28
Financial statements	29
About the Trustees	80
Officers	86

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions. Inflationary pressures remain modest, with no strong indications that higher energy costs are causing a general increase in prices of goods and services, and the unemployment rate remains below 5% (and well below its 40-year average of 6%). Corporate profitability — the most important factor influencing the prices of common stocks — has remained exceptionally strong. In the fourth quarter of 2005, after-tax profits of all U.S. corporations reached 8.1% of gross domestic product (GDP) — their largest share of GDP since tracking of corporate profits began in 1947. Nevertheless, the slowdown in the housing market as mortgage rates rise causes us some concern, and we are aware that it could contribute to setbacks in the stock market, even as the general economic environment remains supportive for investments.

While the Federal Reserve Board (the Fed) has remained committed to its program of measured interest-rate increases, there have been signs that the end of this tightening cycle might not be far away. We consider it fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Income Strategies Fund: pursuing income through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk are important objectives for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy to pursue its income objective with less volatility than would be expected from targeting only higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities —and risks — in global markets.

Putnam’s Global Asset Allocation Team combines insights from proprietary research with diversification expertise. The team draws on the work of Putnam’s 100-member fixed income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

Putnam Income Strategies Fund can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolio can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund also uses derivatives in pursuit of its objectives, which involve special risks and may result in losses.

The portfolio can also have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

Putnam Income Strategies Fund seeks current income consistent with what Putnam Management considers to be prudent risk, with capital appreciation as a secondary objective, by investing in a diversified portfolio of investment-grade and below-investment-grade bonds, equities, and other investments selected for yield and moderate risk levels.

Highlights

* For the year ended February 28, 2006, Putnam Income Strategies Fund’s class A shares returned 3.80% without sales charges.

* The fund’s bond benchmark, the Lehman Aggregate Bond Index, returned 2.74% over the same period. The fund’s equity benchmark, the Russell 3000 Index, returned 10.44% for the period.

* The fund’s custom benchmark, intended to provide a suitable performance target for an income-oriented asset allocation fund that includes both bonds and stocks, is made up of 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index. It returned 4.69% for the period.

* The average return for the fund’s Lipper category, Income Funds, was 5.40% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 2/28/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 9/13/04)	7.03%	3.16%	10.40%	4.64%

1 year	3.80	–1.64	3.80	–1.64

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

Over the past year, foreign stock and bond markets outperformed their U.S. counterparts. However, at the same time, the value of most major currencies fell significantly versus the U.S. dollar, as rising interest rates in the United States bolstered the value of the dollar relative to other major currencies. For U.S.-based investors in foreign bonds, the negative impact of depreciating foreign currencies overwhelmed the positive impact of rising bond prices. Your fund’s significant exposure to non-U.S. bonds detracted from relative performance versus its bond benchmark, which includes only a small allocation to this asset class. The fund’s equity component outperformed its equity benchmark due to strong stock selection in the United States and to a significant exposure to strong-performing non-U.S. equities, which are not part of the benchmark. The fund’s underperformance versus its custom benchmark was primarily due to lagging results within the fund’s bond component. The fund underper-formed its Lipper peer group primarily because the fund has a much smaller target allocation to equities (approximately 25%) than its peers (typically 50%) and stocks significantly outperformed bonds for the year.

Market overview

Financial markets continued to respond to a less U.S.-dominated, more balanced, global economy during the fund’s 2006 fiscal year. Europe, Japan, China, India, and the emerging markets all contributed significantly to demand for goods and services, and spurred economic growth worldwide. The U.S. Federal Reserve Board (the Fed) maintained its program of measured interest-rate increases, while other central banks maintained the status quo for most of the period. As a result, U.S. interest rates became more attractive in a global context. This helped explain the surprising strength of the U.S. dollar versus other currencies, and created a headwind for U.S. investors in non-U.S. securities. The European Central Bank did raise rates in December 2005 — its first policy action since June 2003.

Foreign stocks had strong performance, even after factoring in the weakness of foreign currencies versus the U.S. dollar. Foreign bonds outperformed U.S. bonds on a local currency basis, as interest rates outside the United States were stable or falling, but underperformed overall due to the negative impact of depreciating currency values. Within the emerging markets, both stocks and bonds offered attractive returns.

The Fed increased short-term interest rates eight times, in 0.25% increments, from 2.50% to 4.50% during the fund’s fiscal year. Short-term yields rose in reaction to the rate increases and to speculation that the new Fed Chairman, Ben Bernanke, would continue the Fed’s tightening trend. Long-term yields also rose, but not to the same degree as short-term yields, as inflation seemed to be calming and foreign investors continued to buy ten-year U.S. Treasuries. In this environment, high-yield corporate bonds responded well to signs of economic growth, persistently low default rates, and continued strong demand for yield. Within U.S. investment-grade sectors, mortgage- and asset-backed securities —together known as the securitized sector — outperformed corporate and government bonds.

Strategy overview

Putnam Income Strategies Fund is designed to provide investors with current income through a diversified

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 2/28/06.

Bonds
Lehman Aggregate Bond Index (broad bond market)	2.74%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.72%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.91%

Citigroup World Government Bond Index (global government bonds)	-4.96%

Equities
Russell 3000 Index (broad stock market)	10.44%

MSCI EAFE Index (international stocks)	17.41%

Russell 2000 Index (small-company stocks)	16.59%

portfolio of bonds and stocks that carries a relatively low level of risk. To achieve that goal, we target what we believe are attractive securities in a number of areas: domestic and international equities, global high-yield and investment-grade bonds, and real estate investment trusts (REITs).

Bonds generally make up around 75% of the portfolio, while stocks account for 25%, including a 5% allocation to REITs. As far as security selection is concerned, within both the equity and fixed-income portions of the portfolio, management focuses on yield-oriented securities. For equities, that means identifying dividend-paying stocks that we feel offer an attractive valuation based on their underlying worth. For bonds, we seek securities throughout the fixed-income universe that offer what we believe is an attractive level of income given the accompanying level of risk. On a geographic level, we seek to invest approximately 20% of the equity side of

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

the portfolio overseas and about 40% of the fixed-income holdings in international bonds. We believe this broadly diversified, income-oriented strategy positions the fund to deliver current income with relatively low market risk.

Your fund’s holdings

We firmly believe the global scope of the fund’s strategy provides both return opportunities and volatility-dampening diversification benefits. However, it can be a shortcoming during periods of significant U.S. dollar strength, such as the fund’s past fiscal year. Although the U.S. dollar has benefited from rising interest rates over the course of the past 18 months, its longer-term health remains threatened by the persistence of twin budget and trade deficits.

The fund’s significant exposure to international developed market sovereign debt was the greatest detractor from performance during the period. As noted earlier, solid local returns were not strong enough to overcome the negative impact of falling currency values when the results were translated back into U.S. dollars. The value of the U.S. dollar climbed 11.3% versus the euro and 11.1% versus the yen during the period. Within the fund’s international holdings, we had what we consider a lower-than-normal allocation to Japan, where yields remain low, and an above-normal allocation to the United Kingdom, where yields were among the highest within developed, non-U.S. sovereign markets.

Top country weightings

This chart shows the fund’s top country weightings as of 2/28/06. Weightings are shown as a percentage of net assets. Holdings will vary over time.

A small allocation to emerging-market debt — mostly dollar-denominated debt issued by developing countries —contributed to relative returns as this fixed-income sector turned in strong performance due to improving fundamentals. The economies of issuing countries benefited from continued global economic rebalancing and from strong commodity prices, as many of these developing economies are commodity-based. The fund’s exposure to high-yield corporate bonds was another solid contributor to results, especially with regard to non-U.S. issues. Signs of sustained economic growth, low default rates, and strong demand for yield continued to fuel performance in this sector during the period.

The securitized bond sector, the largest sector within the U.S. investment-grade universe and which is composed of mortgage- and asset-backed securities, is an important area of opportunity for your fund. During the 12-month period, the portfolio’s significant position in securitized bonds, also known as structured securities, performed well. Structured securities typically offer higher income than corporate bonds of comparable credit quality. They also carry short maturities, which provides us with the flexibility to shift to other securities. Finally, there are a large number of subsectors within the securitized bond market, providing ample opportunity to add value through security selection.

Returns within the fund’s modest allocation to international equities were high enough to overcome the negative currency effect, making a modest positive contribution to relative results for the period versus the fund’s equity benchmark. Non-U.S. equities benefited from compelling valuations, strong corporate profits, and rising investor interest, as stock investors increasingly looked outside the United States for opportunities.

The fund’s allocation to U.S. equities also contributed to results versus the equity benchmark. The management team seeks to identify companies with a combination of high earnings quality and reasonable valuations. This strategy enabled holdings in this portion of the portfolio to outperform the Russell 3000 Index. However, the fund’s policy allocation to equities is significantly lower than that of many of its Lipper peers (25% versus approximately 50%), which has a negative impact on relative performance during periods of equity strength such as the past year. The fund’s lower equity target is a product of its strategy of pursuing current income within a lower-volatility framework.

Finally, the fund’s investments in real estate investment trusts (REITs) proved beneficial as strong demand for income-generating assets continued to attract investors to REITs.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them

Your fund’s management team believes that 2006 may be a more challenging environment than 2005 for investors pursuing current income, as higher-income asset classes are the most vulnerable to reduced liquidity and changes in the interest-rate landscape. We expect global interest rates to trend higher in 2006, as Europe’s and Japan’s economies rebound and those of the United States and major exporters stay strong. We believe that equity markets will be more volatile and returns lower, as the wave of liquidity that has supported stocks for three years subsides.

The team believes that its strategy of pursuing yield within a conservative, low-volatility framework will enable the fund to take advantage of this environment. We plan to maintain a relatively short duration within the fixed-income portion of your fund’s portfolio. Duration is a measure of a fund’s sensitivity to changes in interest rates; the shorter its duration, the less sensitive a fund will be to rate changes. We believe a short duration position will thus help protect the fund’s capital from rising interest rates and falling bond prices. We will continue to seek incremental returns from disciplined security selection within each asset class across the fund’s broadly diversified portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

The portfolio can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations The fund also uses derivatives in pursuit of its objectives, which involve special risks and may results in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended February 28, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 2/28/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.40%	4.64%	9.25%	5.25%	9.22%	9.22%	9.55%	5.97%	10.07%	10.60%
Annual average	7.03	3.16	6.26	3.57	6.24	6.24	6.46	4.06	6.80	7.16

1 year	3.80	–1.64	3.05	–1.90	3.03	2.04	3.23	–0.10	3.60	3.99

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,925 ($10,525 with the contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,922 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares would have been valued at $10,955 ($10,597 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,007 and $11,060, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 2/28/06

			Income	Lipper
	Lehman		Strategies	Income Funds
	Aggregate	Russell 3000	Blended	category
	Bond Index	Index	Index*	average†

Life of fund	3.98%	20.07%	7.92%	10.72%
Annual average	2.72	13.38	5.37	7.23

1 year	2.74	10.44	4.69	5.40

Index and Lipper results should be compared to fund performance at net asset value.

* Income Strategies Blended Index comprises 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index.

† Over the one-year and life-of-fund periods ended 2/28/06, there were 264 and 234 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		6	6	6		6	5

Income	0.3503		0.1453	0.1433	0.1533		0.1603	0.1493

Capital gains

Long-term	0.0060		0.0060	0.0060	0.0060		0.0060	0.0060

Short-term	0.0817		0.0817	0.0817	0.0817		0.0817	0.0817

Total	0.4380		0.2330	0.2310	0.2410		0.2480	0.2370

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
2/28/05	$10.49	$11.07	—	—	—	—	—	—

9/12/05*	—	—	$10.64	$10.64	$10.64	$11.00	$10.64	—

10/4/05†	—	—	—	—	—	—	—	$10.40

2/28/06	10.44	11.02	10.43	10.43	10.43	10.78	10.44	10.45

Current yield
(end of period)

Current
dividend rate[1]	3.45%	3.27%	2.76%	2.76%	3.11%	3.01%	3.22%	3.67%

Current 30-day
SEC yield
(with expense
limitation)[2,3]	3.72	3.52	2.97	2.98	3.22	3.12	3.47	3.97

Current 30-day
SEC yield
(without expense
limitation)[2]	1.89	1.79	1.15	1.15	1.39	1.35	1.63	2.14

* Inception dates of Class B, C, M, and R.

† Inception dates of Class Y.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

3 For a portion of the period, this fund limited expenses, without which yields would have been lower.

Fund performance for most recent calendar quarter Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.14%	5.34%	9.81%	5.81%	9.79%	9.79%	10.24%	6.64%	10.67%	11.36%
Annual average	7.06	3.42	6.23	3.71	6.22	6.22	6.50	4.24	6.76	7.20

1 year	5.81	0.28	4.99	–0.01	4.96	3.96	5.29	1.84	5.48	6.02

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from September 1, 2005, to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.95	$ 8.11	$ 8.11	$ 6.95	$ 5.79	$ 3.06

Ending value (after expenses)	$1,015.40	$1,002.50	$1,002.30	$1,003.30	$1,004.90	$1,028.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06 (for the period from 9/12/05 to 2/28/06 for class B, C, M and R shares; for the period from 10/4/05 to 2/28/06 for class Y shares). For class A shares, expense information assumes that 12b-1 fees, which the fund began incurring on September 12, 2005, were borne for the entirety of the six-month period. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2006, use the calculation method below. To find the value of your investment on September 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.96	$ 8.17	$ 8.17	$ 7.00	$ 5.83	$ 3.05

Ending value (after expenses)	$1,019.89	$1,015.18	$1,015.18	$1,016.35	$1,017.51	$1,017.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended (for the period from 9/12/05 to 2/28/06 for class B, C, M and R shares; for the period from 10/4/05 to 2/28/06 for class Y shares). For class A shares, expense information assumes that 12b-1 fees, which the fund began incurring on September 12, 2005, were borne for the entirety of the six-month period. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	0.99%	1.74%	1.74%	1.49%	1.24%	0.74%

Average annualized expense ratio
for Lipper peer group†	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. For class A shares, expense information assumes that 12b-1 fees, which the fund began incurring on September 12, 2005, were borne for the entirety of the six-month period.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2006	2005

Putnam Income Strategies Fund	71%*	34%†

Lipper Income Funds category average	38%	38%

* Portfolio turnover excludes dollar-roll transactions.

† Not annualized.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on February 28. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 3/31/06.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea and Robert Schoen are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2006					*

Portfolio Leader	2005	*

Robert Kea	2006	*

Portfolio Member	2005	*

Robert Schoen	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is less than $10,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the ten Putnam RetirementReady Funds. He is also a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea and Robert Schoen are also Portfolio Members of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the ten Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2006, Portfolio Member Bruce MacDonald left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005	*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency.The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 54th percentile in management fees as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). As a general matter, the Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and proce dures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Income Strategies Fund (a series of Putnam Funds Trust):

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Strategies Fund (the “fund”) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts April 13, 2006

The fund’s portfolio 2/28/06

CORPORATE BONDS AND NOTES (31.4%)*

		Principal amount	Value

Basic Materials (0.9%)
Crystal US Holdings, LLC sr. disc. notes stepped-coupon
Ser. A, zero % (10s, 10/1/09), 2014 ††		$5,000	$3,913
Equistar Chemicals LP/Equistar Funding Corp.
company guaranty 10 1/8s, 2008		5,000	5,375
Georgia-Pacific Corp. debs. 9 1/2s, 2011		5,000	5,463
Innophos, Inc. 144A sr. sub. notes 8 7/8s, 2014		5,000	5,150
Ispat Inland ULC sec. notes 9 3/4s, 2014		5,000	5,688
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		3,000	2,933
Nalco Co. sr. sub. notes 9s, 2013	EUR	5,000	6,497
NewPage Corp. sec. notes 10s, 2012		$5,000	5,225
Novelis, Inc. 144A sr. notes 7 3/4s, 2015		15,000	14,550
PQ Corp. 144A company guaranty 7 1/2s, 2013		5,000	4,800
Smurfit Capital Funding PLC debs. 7 1/2s, 2025 (Ireland)		5,000	4,600
Stone Container Corp. sr. notes 9 3/4s, 2011		5,000	5,144
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		15,000	13,913
			83,251

Capital Goods (0.8%)
BE Aerospace, Inc. sr. notes 8 1/2s, 2010		5,000	5,375
Case New Holland, Inc. company guaranty 9 1/4s, 2011		5,000	5,363
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		5,000	5,181
Crown Americas, LLC/Crown Americas Capital Corp.
144A sr. notes 7 5/8s, 2013		5,000	5,213
DRS Technologies, Inc. company guaranty 6 5/8s, 2016		5,000	5,025
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		10,000	10,850
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)		5,000	5,175
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015		5,000	4,988
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012		5,000	5,513
Mueller Group, Inc. sr. sub. notes 10s, 2012		5,000	5,475
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		5,000	4,450
TD Funding Corp. company guaranty 8 3/8s, 2011		5,000	5,225
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		5,000	5,500
Terex Corp. company guaranty 7 3/8s, 2014		3,000	3,090
			76,423

Communication Services (0.5%)
American Cellular Corp. sr. notes Ser. B, 10s, 2011		5,000	5,438
American Towers, Inc. company guaranty 7 1/4s, 2011		5,000	5,250
Dobson Communications Corp. sr. notes 8 7/8s, 2013		5,000	5,013
Qwest Corp. notes 8 7/8s, 2012		15,000	16,800

CORPORATE BONDS AND NOTES (31.4%)* continued

	Principal amount	Value

Communication Services continued
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	$5,000	$5,075
Rural Cellular Corp. 144A sr. sub. notes FRN
10.43s, 2012	5,000	5,150
		42,726

Consumer Cyclicals (3.0%)
Affinion Group, Inc. 144A company
guaranty 10 1/8s, 2013	5,000	4,825
American Media, Inc. company guaranty Ser. B,
10 1/4s, 2009	5,000	4,463
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	5,000	5,063
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	10,000	10,250
Cenveo Corp, sr. sub. notes 7 7/8s, 2013	5,000	4,950
Corrections Corporation of America
sr. notes 7 1/2s, 2011	5,000	5,169
Ford Motor Co. notes 7.45s, 2031	5,000	3,550
Ford Motor Credit Corp. bonds 7 3/8s, 2011	10,000	9,018
Ford Motor Credit Corp. notes 7 7/8s, 2010	10,000	9,249
General Motors Acceptance Corp. notes 7 3/4s, 2010	5,000	4,712
General Motors Acceptance Corp. notes 6 7/8s, 2011	15,000	13,431
General Motors Acceptance Corp. notes 6 3/4s, 2014	25,000	22,086
General Motors Acceptance Corp.
sr. notes Ser. GM, 6.311s, 2007	12,000	11,224
GSC Holdings Corp. 144A company guaranty 8s, 2012	5,000	4,988
Hertz Corp. 144A sr. notes 8 7/8s, 2014	5,000	5,225
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	15,000	15,300
Jostens IH Corp. company guaranty 7 5/8s, 2012	10,000	10,150
Levi Strauss & Co. sr. notes 12 1/4s, 2012	5,000	5,713
MeriStar Hospitality Corp. company
guaranty 9 1/8s, 2011 (R)	5,000	5,800
MGM Mirage, Inc. company guaranty 6s, 2009	15,000	14,925
Neiman-Marcus Group, Inc. 144A sr. notes 9s, 2015	5,000	5,281
Penn National Gaming, Inc.
sr. sub. notes 8 7/8s, 2010	5,000	5,222
R.H. Donnelley Corp. 144A sr. disc.
notes Ser. A-2, 6 7/8s, 2013	5,000	4,650
R.H. Donnelley Corp. 144A sr. notes Ser. A-3, 8 7/8s, 2016	5,000	5,175
Scientific Games Corp. company guaranty 6 1/4s, 2012	5,000	4,969
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	10,000	10,450
Standard Pacific Corp. sr. notes 7s, 2015	5,000	4,613
Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 7/8s, 2012	15,000	16,463
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	10,000	9,950
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	5,000	5,175
Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015	5,000	4,988
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	10,000	9,813

CORPORATE BONDS AND NOTES (31.4%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	$5,000	$4,100
WCI Communities, Inc. company guaranty 9 1/8s, 2012	10,000	10,125
		271,065

Consumer Staples (1.5%)
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	5,000	4,356
Brand Services, Inc. company guaranty 12s, 2012	5,000	5,300
CCH I LLC 144A secd. notes 11s, 2015	10,000	8,413
CCH II LLC/CCH II Capital Corp. 144A
sr. notes 10 1/4s, 2010	5,000	4,975
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	20,000	19,950
Cinemark, Inc. sr. disc. notes stepped-coupon
zero % (9 3/4s, 3/15/07), 2014 ††	10,000	7,450
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008	5,000	5,213
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012	10,000	9,675
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	10,000	10,650
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,000	5,150
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010	5,000	4,525
Insight Midwest LP/Insight Capital, Inc.
sr. notes 9 3/4s, 2009	5,000	5,163
Interpublic Group of Companies, Inc.
notes 6 1/4s, 2014	5,000	4,313
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s,
2014 (Canada)	5,000	4,775
Liberty Media Corp. debs. 8 1/4s, 2030	5,000	5,022
PanAmSat Corp. company guaranty 9s, 2014	5,000	5,275
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	10,000	9,800
Rite Aid Corp. sr. notes 9 1/4s, 2013	5,000	4,725
Sirius Satellite Radio, Inc. sr. unsecd.
notes 9 5/8s, 2013	5,000	4,900
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	5,000	4,313
United Rentals NA, Inc. sr. sub. notes 7 3/4s, 2013	3,000	3,011
		136,954

Energy (0.5%)
Chaparral Energy, Inc. 144A sr. notes 8 1/2s, 2015	5,000	5,288
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	10,000	10,638
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	5,000	5,100
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	5,000	4,988
Kerr-McGee Corp. sec. notes 6.95s, 2024	5,000	5,318
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	5,000	5,038
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	5,000	5,350
		41,720

CORPORATE BONDS AND NOTES (31.4%)* continued

		Principal amount	Value

Financial (2.3%)
Bayerische Landesbank bonds Ser. 5, 5 1/4s,
2009 (Germany)	EUR	23,000	$28,967
Depfa ACS Bank sr. sec. public loan
notes 3 1/4s, 2008 (Ireland)	EUR	150,000	179,083
			208,050

Government (1.2%)
European Investment Bank supranational bank
bonds 3 1/2s, 2014 (Luxembourg)	CHF	40,000	33,305
Norddeutsche Landesbank Girozentrale
bonds Ser. 7, 5 3/4s, 2010 (Germany)	EUR	24,000	31,586
Oester Postspark Bawag foreign government
guaranty Ser. EMTN, 3 1/4s, 2011 (Austria)	CHF	60,000	48,351
			113,242

Health Care (0.8%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012		$5,000	4,950
DaVita, Inc. company guaranty 6 5/8s, 2013		5,000	5,075
HCA, Inc. notes 6 3/8s, 2015		15,000	14,976
HCA, Inc. notes 6 1/4s, 2013		10,000	9,902
Service Corp. International 144A
sr. notes 6 3/4s, 2016		5,000	4,988
Stewart Enterprises, Inc. 144A sr. notes 7 1/4s, 2013		5,000	4,838
Tenet Healthcare Corp. notes 7 3/8s, 2013		10,000	9,175
Triad Hospitals, Inc. sr. sub. notes 7s, 2013		15,000	15,131
			69,035

Other (18.4%)
Core Investment Grade Bond Trust I pass-through
certificates 4.659s, 2007		213,530	209,554
Dow Jones CDX NA HY pass-through certificates
Ser. 5-T1, 8 3/4s, 2010		441,000	446,237
Dow Jones CDX HY pass-through certificates
Ser. 4-T3, 8s, 2010		320,000	326,600
Dow Jones CDX HY pass-through certificates
Ser. 4-T2, 6 3/4s, 2010		156,279	154,814
Dow Jones CDX HY 4-T1 pass-through certificates
Ser. 4-T1, 8 1/4s, 2010		363,750	368,979
iBond Securities, PLC sec. FRN Ser. 4C,
3.054s, 2009 (Ireland)	EUR	150,000	178,815
			1,684,999

Technology (0.3%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		$3,000	3,180
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013		3,000	2,843
Computer Associates International, Inc. 144A
sr. notes 6 1/8s, 2014		5,000	4,892
Electronic Data Systems Corp. sec.
sr. notes Ser. B, 6 1/2s, 2013		5,000	5,167

CORPORATE BONDS AND NOTES (31.4%)* continued

	Principal amount	Value

Technology continued
SunGard Data Systems, Inc. 144A
sr. sub. notes 10 1/4s, 2015	$4,000	$4,195
SunGard Data Systems, Inc. 144A sr. unsecd.
notes 9 1/8s, 2013	6,000	6,383
Unisys Corp. sr. notes 8s, 2012	5,000	4,875
		31,535

Transportation (0.1%)
Kansas City Southern Railway Co. company
guaranty 9 1/2s, 2008	5,000	5,388

Utilities & Power (1.1%)
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	15,000	16,256
CMS Energy Corp. sr. notes 7 1/2s, 2009	5,000	5,163
DPL, Inc. sr. notes 6 7/8s, 2011	4,000	4,199
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	5,000	5,625
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	5,000	5,138
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	15,000	15,825
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	10,000	10,925
Mirant North America LLC 144A sr. notes 7 3/8s, 2013	5,000	5,131
NRG Energy, Inc. sr. notes 7 3/8s, 2016	10,000	10,300
PSEG Energy Holdings, Inc. sr. notes 8 1/2s, 2011	5,000	5,463
TXU Corp. sr. notes Ser. P, 5.55s, 2014	10,000	9,524
Williams Cos., Inc. (The) notes 7 5/8s, 2019	10,000	11,000
		104,549

Total corporate bonds and notes (cost $2,880,630)		$2,868,937

COMMON STOCKS (27.7%)*

	Shares	Value

Banking (0.9%)
Bank of America Corp.	340	$15,589
Corus Bankshares, Inc.	134	8,047
First Bancorp Puerto Rico (Puerto Rico)	120	1,519
First Regional Bancorp †	111	9,291
Mellon Financial Corp.	87	3,140
Provident Financial Holdings, Inc.	165	4,917
R&G Financial Corp. Class B (Puerto Rico)	269	3,172
State Street Corp.	110	6,873
U.S. Bancorp	400	12,364
Wachovia Corp.	49	2,747
Washington Mutual, Inc.	80	3,416
Wells Fargo & Co.	134	8,603
Westcorp	72	5,173
		84,851

COMMON STOCKS (27.7%)* continued

	Shares	Value

Basic Materials (0.8%)
Dow Chemical Co. (The)	181	$7,788
Eastman Chemical Co.	32	1,579
Freeport-McMoRan Copper & Gold, Inc. Class B	145	7,341
Monsanto Co.	33	2,768
Nucor Corp.	27	2,323
Potlatch Corp. (R)	118	4,300
PPG Industries, Inc.	157	9,519
Rayonier, Inc. (R)	183	7,887
Reliance Steel & Aluminum Co.	78	6,426
Southern Copper Corp.	183	14,576
UAP Holding Corp.	264	5,745
		70,252

Capital Goods (1.1%)
Applied Industrial Technologies, Inc.	171	7,315
Autoliv, Inc. (Sweden)	80	4,284
Boeing Co. (The)	198	14,393
Cummins, Inc.	76	8,229
Emerson Electric Co.	164	13,417
Freightcar America, Inc.	20	1,410
Kimball International, Inc. Class B	519	7,354
Lockheed Martin Corp.	45	3,279
LSI Industries, Inc.	373	5,796
Northrop Grumman Corp.	38	2,436
PACCAR, Inc.	20	1,397
Rockwell Automation, Inc.	136	9,271
Standard Register Co. (The)	584	9,589
United Technologies Corp.	40	2,340
USEC, Inc.	493	6,133
		96,643

Communication Services (0.5%)
AT&T, Inc.	205	5,656
BellSouth Corp.	78	2,463
Citizens Communications Co.	266	3,551
Comcast Corp. Class A †	70	1,878
Commonwealth Telephone Enterprises, Inc.	232	7,489
Sprint Nextel Corp.	157	3,773
Valor Communications Group, Inc.	515	6,360
Verizon Communications, Inc.	361	12,166
		43,336

Conglomerates (0.2%)
3M Co.	157	11,554
General Electric Co.	91	2,991
Harsco Corp.	46	3,670
		18,215

COMMON STOCKS (27.7%)* continued

	Shares	Value

Consumer Cyclicals (1.4%)
Administaff, Inc.	57	$2,705
American Eagle Outfitters, Inc.	277	7,047
Ameristar Casinos, Inc.	390	8,615
Building Material Holding Corp.	101	6,797
Cato Corp. (The) Class A	210	4,383
CBS Corp. Class B	481	11,765
Charlotte Russe Holding, Inc. †	80	1,456
CNS, Inc.	78	1,622
Escala Group, Inc. †	65	1,615
Gap, Inc. (The)	119	2,206
H&R Block, Inc.	112	2,498
Laidlaw International, Inc.	127	3,505
Lowe’s Cos., Inc.	60	4,091
McGraw-Hill Companies, Inc. (The)	118	6,265
Modine Manufacturing Co.	105	2,945
Nordstrom, Inc.	319	12,122
Stanley Works (The)	51	2,557
Startek, Inc.	234	4,610
Steven Madden, Ltd.	44	1,410
Time Warner, Inc.	689	11,927
USG Corp. †	133	11,236
Viacom, Inc. Class B †	116	4,635
Wal-Mart Stores, Inc.	66	2,994
Walt Disney Co. (The)	90	2,519
Whirlpool Corp.	16	1,437
Wiley (John) & Sons, Inc. Class A	61	2,297
		125,259

Consumer Finance (0.2%)
Accredited Home Lenders Holding Co. †	151	8,050
Countrywide Financial Corp.	310	10,689
		18,739

Consumer Staples (1.3%)
Altria Group, Inc.	133	9,563
Career Education Corp. †	349	11,461
Coca-Cola Co. (The)	114	4,785
Coca-Cola Enterprises, Inc.	106	2,083
Colgate-Palmolive Co.	86	4,685
Ihop Corp.	51	2,596
Kimberly-Clark Corp.	127	7,516
Labor Ready, Inc. †	131	3,219
Liberty Media Corp. Class A †	255	2,101
Loews Corp. - Carolina Group	175	8,311
Longs Drug Stores, Inc.	197	7,559
McDonald’s Corp.	145	5,062
Nutri/System, Inc. †	80	3,438
Pepsi Bottling Group, Inc. (The)	184	5,402
PepsiCo, Inc.	64	3,783

COMMON STOCKS (27.7%)* continued

	Shares	Value

Consumer Staples continued
Reynolds American, Inc.	173	$18,364
Safeway, Inc.	100	2,431
Seaboard Corp.	1	1,494
Vector Group, Ltd.	493	9,175
Weight Watchers International, Inc.	40	2,099
Whole Foods Market, Inc.	32	2,044
		117,171

Energy (1.1%)
Anadarko Petroleum Corp.	26	2,578
Burlington Resources, Inc.	39	3,517
Chevron Corp.	230	12,990
ConocoPhillips	253	15,423
Devon Energy Corp.	38	2,228
Exxon Mobil Corp. #	477	28,319
Frontier Oil Corp.	88	4,070
Kerr-McGee Corp.	21	2,052
Marathon Oil Corp.	75	5,295
Newfield Exploration Co. †	41	1,585
Occidental Petroleum Corp.	41	3,753
Questar Corp.	85	6,226
Sunoco, Inc.	197	14,598
Valero Energy Corp.	46	2,474
		105,108

Financial (0.6%)
Advanta Corp. Class B	44	1,543
Citigroup, Inc.	346	16,044
Fidelity National Financial, Inc.	56	2,115
First American Corp.	140	5,902
Interactive Data Corp.	197	4,433
Nasdaq Stock Market, Inc. (The) †	100	4,051
New Century Financial Corp. (R)	193	7,479
Radian Group, Inc.	254	14,415
		55,982

Health Care (1.9%)
Abbott Laboratories	328	14,491
Aetna, Inc.	352	17,952
Allergan, Inc.	34	3,681
Amgen, Inc. †	55	4,152
Applera Corp.- Celera Genomics Group †	205	2,355
Applera Corp.-Applied Biosystems Group	74	2,092
Bausch & Lomb, Inc.	34	2,353
Baxter International, Inc.	52	1,968
Becton, Dickinson and Co.	162	10,344
Boston Scientific Corp. †	100	2,442
Bristol-Myers Squibb Co.	472	10,903
Computer Programs & Systems, Inc.	173	7,951

COMMON STOCKS (27.7%)* continued

	Shares	Value

Health Care continued
Eli Lilly Co.	38	$2,114
Express Scripts, Inc. †	70	6,109
Humana, Inc. †	42	2,170
Johnson & Johnson	367	21,158
King Pharmaceuticals, Inc. †	376	6,110
LCA-Vision, Inc.	56	2,442
McKesson Corp.	131	7,091
Merck & Co., Inc.	489	17,047
PerkinElmer, Inc.	75	1,784
Pfizer, Inc.	266	6,967
Schering-Plough Corp.	146	2,701
UnitedHealth Group, Inc.	244	14,208
WellPoint, Inc. †	33	2,534
Wyeth	88	4,382
		177,501

Insurance (0.8%)
American Financial Group, Inc.	109	4,513
Chubb Corp. (The)	23	2,202
Commerce Group, Inc.	54	2,917
Fremont General Corp.	416	9,868
Lincoln National Corp.	105	5,961
MetLife, Inc.	44	2,205
Nationwide Financial Services, Inc. Class A	145	6,215
Prudential Financial, Inc.	162	12,480
St. Paul Travelers Cos., Inc. (The)	46	1,977
UICI	198	7,265
Zenith National Insurance Corp.	275	14,163
		69,766

Investment Banking/Brokerage (1.4%)
Ameriprise Financial, Inc.	65	2,956
Calamos Asset Management, Inc. Class A	179	6,868
Goldman Sachs Group, Inc. (The)	69	9,749
Harris & Harris Group, Inc.	171	2,261
IndyMac Bancorp, Inc.	317	12,306
Lehman Brothers Holdings, Inc.	99	14,449
Morgan Stanley	217	12,946
streetTRACKS Dow Jones Stoxx 50 Fund	1,497	61,886
Value Line, Inc.	61	2,065
		125,486

Other (5.7%)
iShares MSCI EAFE Index Fund	5,063	316,032
iShares MSCI Pacific ex-Japan Index Fund	323	33,495
iShares S&P Latin America 40 Index Fund	342	48,838
Nomura TOPIX Exchange Traded Fund (Japan)	5,300	75,549
S&P 500 Index Depositary Receipts (SPDR Trust Series 1)	344	44,111
		518,025

COMMON STOCKS (27.7%)* continued

	Shares	Value

Real Estate (6.4%)
Aames Investment Corp. (R)	1,204	$6,935
AMB Property Corp. (R)	154	8,262
American Financial Realty Trust (R)	256	3,026
American Home Mortgage Investment Corp. (R)	170	4,845
Apartment Investment & Management Co.
Class A (R)	188	8,330
Archstone-Smith Operating Trust (R)	386	18,296
Arden Realty, Inc. (R)	112	5,080
Ashford Hospitality Trust, Inc. (R)	476	5,945
Avalonbay Communities, Inc. (R)	162	16,686
Boston Properties, Inc. (R)	285	24,131
CarrAmerica Realty Corp. (R)	287	11,899
CBL & Associates Properties (R)	121	5,155
Commercial Net Lease Realty (R)	407	9,259
Crescent Real Estate Equities Co. (R)	605	12,735
Developers Diversified Realty Corp. (R)	211	10,590
Duke Realty Investments, Inc. (R)	300	10,530
Entertainment Properties Trust (R)	219	9,056
Equity Office Properties Trust (R)	805	25,317
Equity One, Inc. (R)	275	6,188
Equity Residential Properties Trust (R)	516	23,364
Essex Property Trust, Inc. (R)	47	4,684
First Industrial Realty Trust (R)	83	3,202
Franklin Street Properties Corp. (R)	461	9,395
General Growth Properties, Inc. (R)	470	23,683
Getty Realty Corp. (R)	269	7,626
GMH Communities Trust (R)	498	8,277
Health Care Property Investors, Inc. (R)	247	6,785
Health Care REIT, Inc. (R)	234	8,529
Healthcare Realty Trust, Inc. (R)	160	5,970
Highwoods Properties, Inc. (R)	413	13,361
Home Properties of NY, Inc. (R)	135	6,664
Hospitality Properties Trust (R)	137	6,097
Host Marriott Corp. (R)	604	11,736
HRPT Properties Trust (R)	1,114	11,942
Inland Real Estate Corp. (R)	411	6,325
iStar Financial, Inc. (R)	148	5,639
Kimco Realty Corp. (R)	353	12,683
Liberty Property Trust (R)	311	13,927
LTC Properties, Inc. (R)	198	4,382
Mack-Cali Realty Corp. (R)	195	8,756
Medical Properties Trust, Inc. (R)	440	4,400
Nationwide Health Properties, Inc. (R)	348	7,837
New Plan Excel Realty Trust (R)	530	13,277
Newkirk Realty Trust, Inc. (R)	837	14,380
Omega Healthcare Investors, Inc. (R)	495	6,405
ProLogis Trust (R)	407	21,376
Public Storage, Inc. (R)	86	6,710
RAIT Investment Trust (R)	520	14,196

COMMON STOCKS (27.7%)* continued

	Shares	Value

Real Estate continued
Realty Income Corp. (R)	228	$5,255
Reckson Associates Realty Corp. (R)	126	5,153
Saxon Capital, Inc. (R)	714	7,104
Senior Housing Properties Trust (R)	399	7,154
Simon Property Group, Inc. (R)	407	33,769
Universal Health Realty Income Trust (R)	194	6,839
Vornado Realty Trust (R)	285	25,362
Weingarten Realty Investors (R)	90	3,544
		588,053

Technology (2.5%)
ADTRAN, Inc.	93	2,559
Apple Computer, Inc. †	41	2,810
Autodesk, Inc.	196	7,379
Brocade Communications Systems, Inc. †	886	4,669
Cisco Systems, Inc. †	837	16,941
Compuware Corp. †	979	8,038
Dell, Inc. †	108	3,132
EMC Corp. †	161	2,257
Emulex Corp. †	188	3,346
FEI Co. †	107	2,141
Freescale Semiconductor, Inc. Class B †	231	6,246
Google, Inc. Class A †	7	2,538
Hewlett-Packard Co.	318	10,434
IBM Corp.	159	12,758
Infospace, Inc. †	118	2,845
Intel Corp.	974	20,064
Intergraph Corp. †	147	5,330
Intuit, Inc. †	90	4,372
j2 Global Communications, Inc. †	117	5,101
McAfee, Inc. †	73	1,698
Microsoft Corp. #	711	19,126
MicroStrategy, Inc. †	53	4,859
Motorola, Inc.	666	14,252
MTS Systems Corp.	290	11,461
Oracle Corp. †	233	2,894
Qualcomm, Inc.	242	11,425
Texas Instruments, Inc.	418	12,477
Trizetto Group †	227	3,805
United Online, Inc.	1,693	20,323
Veeco Instruments, Inc. †	123	2,471
		227,751

Transportation (0.3%)
EGL, Inc. †	203	8,211
FedEx Corp.	39	4,182
Norfolk Southern Corp.	188	9,622
Southwest Airlines Co.	390	6,540
United Parcel Service, Inc. Class B	29	2,167
		30,722

COMMON STOCKS (27.7%)* continued

	Shares	Value

Utilities & Power (0.6%)
Duke Energy Corp.	85	$2,414
Edison International	43	1,907
Energen Corp.	132	4,716
Equitable Resources, Inc.	195	7,090
Exelon Corp.	38	2,170
FirstEnergy Corp.	101	5,159
National Fuel Gas Co.	86	2,785
PG&E Corp.	145	5,517
TXU Corp.	484	25,347
		57,105

Total common stocks (cost $2,253,300)		$2,529,965

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (6.3%)*

	Principal amount	Value

U.S. Government Agency Mortgage Obligations (6.3%)
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, August 1, 2034	$39,319	$40,308
5 1/2s, with due dates from July 1, 2035
to December 1, 2035	541,528	536,811

Total U.S. government and agency mortgage obligations (cost $579,262)		$577,119

U.S. TREASURY OBLIGATIONS (12.9%)*

	Principal amount	Value

U.S. Treasury Bonds
11 1/4s, February 15, 2015	$70,000	$103,709
9 7/8s, November 15, 2015	300,000	422,203
6 1/4s, May 15, 2030	89,000	109,706
U.S. Treasury Notes
6 1/2s, February 15, 2010	280,000	298,594
6 1/4s, February 15, 2007	175,000	177,475
4 1/4s, August 15, 2013	49,000	47,882
3 1/2s, November 15, 2009	22,000	21,148

Total U.S. treasury obligations (cost $1,188,337)		$1,180,717

FOREIGN GOVERNMENT BONDS AND NOTES (13.7%)*

		Principal amount	Value

Austria (Republic of ) notes Ser. EMTN,
3 3/8s, 2012	CHF	140,000	$113,614
Austria (Republic of ) 144A notes Ser. EMTN,
3.8s, 2013	EUR	52,000	63,520
Canada Housing Trust govt. guaranty 5.1s, 2007	CAD	100,000	89,294
Denmark (Kingdom of ) bonds 6s, 2009	DKK	149,000	26,043
France (Government of ) bonds 5 1/2s, 2029	EUR	63,000	95,380
France (Government of ) bonds 4s, 2013	EUR	32,974	40,802
France (Government of ) bonds Ser. OATe, 3s, 2012	EUR	21,509	28,349
Germany (Federal Republic of ) bonds Ser. 2,
5s, 2012	EUR	160,000	207,235
Germany (Federal Republic of )
bonds Ser. 97, 6s, 2007	EUR	40,000	48,924
Ireland (Republic of ) bonds 5s, 2013	EUR	30,000	39,386
Japan (Government of ) bonds Ser. 5, 0.8s, 2015	JPY	2,600,000	22,488
Japan (Government of ) 30 yr bonds Ser. 20,
2 1/2s, 2035	JPY	8,300,000	75,723
Netherlands (Government of ) bonds 5s, 2012	EUR	70,000	91,166
Norwegian (Government of ) bonds 5 1/2s, 2009	NOK	300,000	47,409
Spain (Government of ) bonds 6.15s, 2013	EUR	26,000	36,186
Spain (Kingdom of ) bonds 5s, 2012	EUR	20,000	26,047
Sweden (Government of ) debs. Ser. 1041,
6 3/4s, 2014	SEK	125,000	19,617
United Kingdom treasury bonds 4 1/4s, 2036	GBP	31,000	58,038
United Kingdom treasury bonds 7 1/2s, 2006	GBP	69,000	123,639

Total foreign government bonds and notes (cost $1,263,494)			$1,252,860

COLLATERALIZED MORTGAGE OBLIGATIONS (3.9%)*

		Principal amount	Value

Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 6.749s, 2022		$7,000	$6,869
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class H, 6.34s, 2030		6,000	5,118
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035		7,000	7,398
Ser. 05-C4, Class A5, 5.104s, 2038		13,000	12,811
Fannie Mae
Ser. 02-T12, Class A4, 9 1/2s, 2042		515	547
Ser. 02-T4, Class A4, 9 1/2s, 2041		2,237	2,372
Ser. 02-T6, Class A3, 9 1/2s, 2041		888	940
Ser. 05-W3, Class 1A, 7 1/2s, 2045		6,449	6,782
Ser. 05-W1, Class 1A4, 7 1/2s, 2044		4,461	4,679
Ser. 04-W12, Class 1A4, 7 1/2s, 2044		3,372	3,538
Ser. 04-W14, Class 2A, 7 1/2s, 2044		711	745
Ser. 04-W8, Class 3A, 7 1/2s, 2044		1,726	1,812
Ser. 04-W11, Class 1A4, 7 1/2s, 2044		8,328	8,738

COLLATERALIZED MORTGAGE OBLIGATIONS (3.9%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-W2, Class 5A, 7 1/2s, 2044	$6,100	$6,402
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,654	1,734
Ser. 03-W1, Class 2A, 7 1/2s, 2042	32,502	33,912
Ser. 03-W4, Class 4A, 7 1/2s, 2042	348	364
Ser. 02-T18, Class A4, 7 1/2s, 2042	4,245	4,442
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	915	958
Ser. 02-T16, Class A3, 7 1/2s, 2042	10,900	11,404
Ser. 02-T19, Class A3, 7 1/2s, 2042	5,164	5,403
Ser. 02-W6, Class 2A, 7 1/2s, 2042	3,500	3,656
Ser. 02-W4, Class A5, 7 1/2s, 2042	3,388	3,541
Ser. 02-W1, Class 2A, 7 1/2s, 2042	5,323	5,539
Ser. 02-T6, Class A2, 7 1/2s, 2041	2,061	2,147
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,259	1,313
Ser. 01-T8, Class A1, 7 1/2s, 2041	2,054	2,138
Ser. 01-T7, Class A1, 7 1/2s, 2041	9,624	10,012
Ser. 01-T3, Class A1, 7 1/2s, 2040	204	212
Ser. 01-T1, Class A1, 7 1/2s, 2040	213	222
Ser. 99-T2, Class A1, 7 1/2s, 2039	311	325
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	4,112	4,294
Ser. 02-W7, Class A5, 7 1/2s, 2029	824	861
Ser. 01-T4, Class A1, 7 1/2s, 2028	426	448
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,498	1,564
Ser. 02-26, Class A1, 7s, 2048	2,188	2,259
Ser. 04-T3, Class 1A3, 7s, 2044	4,443	4,604
Ser. 03-W3, Class 1A2, 7s, 2042	2,114	2,186
Ser. 02-T16, Class A2, 7s, 2042	2,360	2,440
Ser. 02-14, Class A1, 7s, 2042	3,924	4,049
Ser. 01-T10, Class A1, 7s, 2041	2,156	2,224
Ser. 04-W1, Class 2A2, 7s, 2033	9,691	10,040
IFB Ser. 05-74, Class SE, Interest Only (IO),
1.519s, 2035	170,010	5,512
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	503	534
Ser. T-60, Class 1A3, 7 1/2s, 2044	7,644	8,015
Ser. T-59, Class 1A3, 7 1/2s, 2043	4,411	4,635
Ser. T-57, Class 1A3, 7 1/2s, 2043	5,605	5,879
Ser. T-51, Class 2A, 7 1/2s, 2042	23,053	24,034
Ser. T-42, Class A5, 7 1/2s, 2042	1,003	1,047
Ser. T-41, Class 3A, 7 1/2s, 2032	5,729	5,974
Ser. T-60, Class 1A2, 7s, 2044	11,071	11,466
Ser. T-41, Class 2A, 7s, 2032	702	724
GE Capital Commercial Mortgage Corp. Ser. 04-C2,
Class A4, 4.893s, 2040	10,000	9,705
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6, 5.396s, 2038	10,000	10,037
Ser. 05-GG4, Class A4B, 4.732s, 2039	10,000	9,565
GS Mortgage Securities Corp. II 144A Ser. 03-C1,
Class X1, IO, 0.199s, 2040	220,192	4,228

COLLATERALIZED MORTGAGE OBLIGATIONS (3.9%)* continued

	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. Ser. 05-CB11, Class A4, 5.335s, 2037	$15,000	$15,210
LB Commercial Conduit Mortgage Trust 144A
Ser. 98-C4, Class J, 5.6s, 2035	2,000	1,778
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	6,000	5,975
Ser. 04-C7, Class A6, 4.786s, 2029	10,000	9,662
LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.099s, 2040	432,175	4,706
Ser. 06-C1, Class XCL, IO, 0.062s, 2041	346,901	3,943
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	13,000	13,065
Ser. 04-C15, Class A4, 4.803s, 2041	10,000	9,644

Total collateralized mortgage obligations (cost $361,070)		$356,380

ASSET-BACKED SECURITIES (1.3%)*

	Principal amount	Value

American Home Mortgage Investment Trust FRB
Ser. 04-3, Class 3A, 3.71s, 2034	$9,747	$9,594
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	1,000	985
Bear Stearns Alternate Trust Ser. 04-12,
Class 2A2, 5.008s, 2035	3,633	3,616
Bombardier Capital Mortgage Securitization Corp.
Ser. 01-A, Class A, 6.805s, 2030	4,812	4,889
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-HE4, Class M11, 7.081s, 2035	5,000	4,077
Countrywide Alternative Loan Trust Ser. 05-24,
Class IIAX, IO, 0.732s, 2035	58,384	2,189
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 0.53s, 2035	30,521	672
Ser. 05-9, Class 1X, IO, 0.613s, 2035	59,946	1,442
First Consumers Master Trust FRB Ser. 01-A,
Class A, 4.88s, 2008	87	86
Green Tree Financial Corp.
Ser. 99-1, Class A5, 6.11s, 2023	2,793	2,805
Ser. 99-3, Class A7, 6.74s, 2031	11,000	10,571
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 1.113s, 2045	43,251	1,162
Long Beach Mortgage Loan Trust
FRB Ser. 06-2, Class M10, 7.07s, 2036	3,000	2,500
FRB Ser. 06-2, Class M11, 7.07s, 2036	3,000	2,336
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012	801	778
Ser. 05-A, Class C, 4.84s, 2014	1,000	986
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.081s, 2035	3,000	2,599
Park Place Securities, Inc. 144A FRB
Ser. 05-WCW2, Class M11, 7.081s, 2035	5,000	3,700

ASSET-BACKED SECURITIES (1.3%)* continued

	Principal amount	Value

Residential Accredit Loans, Inc. Ser. 04-QA5,
Class A2, 4.971s, 2034	$1,725	$1,717
Residential Asset Securities Corp. 144A FRB
Ser. 05-KS10, Class B, 7.331s, 2035	5,000	4,360
Structured Adjustable Rate Mortgage Loan Trust
Ser. 05-1, Class 1A1, 5.14s, 2035	28,475	28,442
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR12, Class 2A5, 4.321s, 2035	26,000	25,084
WFS Financial Owner Trust Ser. 05-1, Class D,
4 1/4s, 2012	2,192	2,159

Total asset-backed securities (cost $118,681)		$116,749

SHORT-TERM INVESTMENTS (4.0%)* (cost $368,062)

	Shares	Value

Putnam Prime Money Market Fund (e)	368,062	$368,062

TOTAL INVESTMENTS
Total investments (cost $9,012,836)		$9,250,789

* Percentages indicated are based on net assets of $9,139,826.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 28, 2006.

(R) Real Estate Investment Trust.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At February 28, 2006, liquid assets totaling $755,424 have been designated as collateral for open forward commitments, swap contracts, and futures contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at
February 28, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at February 28, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at February 28, 2006: (as a percentage of portfolio value)

Austria	2.4%
Canada	1.4
France	1.8
Germany	3.4
Ireland	4.3
Japan	1.9
Netherlands	1.0
Norway	0.5
Spain	0.7
United Kingdom	2.0
United States	80.0
Other	0.6
	__________
Total	100.0%

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/06

			Aggregate	Delivery	Unrealized
		Value	face value	date	depreciation

Euro		$6,681	$6,639	3/15/06	$(42)

FUTURES CONTRACTS OUTSTANDING at 2/28/06

					Unrealized
		Number of		Expiration	appreciation/
		contracts	Value	date	(depreciation)

U.S. Treasury Note 10 yr (Short)		9	$971,156	Jun-06	$ 1,309
Euro-Schatz 2 yr (Long)		4	501,278	Mar-06	(772)
U.S. Treasury Note 2 yr (Long)		2	408,750	Jun-06	494
Interest Rate Swap 10 yr (Long)		3	321,609	Mar-06	(4,459)
Russell 2000 Index Mini (Short)		3	219,600	Mar-06	(11,986)
U.S. Treasury Note 5 yr (Short)		2	210,469	Mar-06	2,777
S&P 500 Index Mini (Long)		3	192,375	Mar-06	2,471
Japanese Government Bond 10 yr Mini (Long)		1	117,434	Mar-06	(504)

Total					$(10,670)

WRITTEN OPTIONS OUTSTANDING at 2/28/06 (premiums received $1,266)

			Contract	Expiration date/
			amount	strike price	Value

Option on an interest rate swap with Citibank
dated January 27, 2006 for the obligation
to pay a fixed rate of 0.60% versus the
six month JPY LIBOR maturing on
January 31, 2008.			JPY 87,700,000	Jan 07/$0.60	$568

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/06

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Credit Suisse First Boston dated
February 08, 2006 to pay annually the notional
amount multiplied by 3.313% and receive quarterly
the notional amount multiplied by the three
month EUR-EURIBOR-Telerate.	EUR	595,000	2/10/08	$ 548
Agreement with HSBC Bank USA dated February 16,
2006 to receive semi-annually the notional amount
multiplied by 4.20% and pay quarterly the
notional amount multiplied by the three
month CAD-BA-CDOR.	CAD	660,000	2/16/08	133
Agreement with JPMorgan Securities Inc dated
February 23, 2006 to pay semi-annually the
notional amount multiplied by 4.635% and receive
semi-annually the notional amount multiplied by
the six month GBP-LIBOR-BBA.	GBP	201,000	2/23/08	352
Agreement with Credit Suisse First Boston dated
February 08, 2006 to receive annually the notional
amount multiplied by 2.065% and pay quarterly the
notional amount multiplied by the three month
CHF-LIBOR-BBA.	CHF	403,000	2/10/08	(345)
Agreement with HSBC Bank USA dated February 16,
2006 to receive semi-annually the notional amount
multiplied by 4.5875% and pay quarterly the
notional amount multiplied by the three
month CAD-BA-CDOR.	CAD	158,000	2/16/16	(850)
Agreement with Citibank N.A. dated February 8,
2006 to receive semi-annually the notional amount
multiplied by 1.755% and pay semi-annually the
notional amount multiplied by the six month
JPY-LIBOR-BBA.	JPY	16,000,000	2/10/16	(436)
Agreement with Credit Suisse First Boston dated
February 08, 2006 to receive annually the notional
amount multiplied by 3.3125% and pay quarterly
the notional amount multiplied by the three
month SEK-STIBOR-SIDE.	SEK	306,000	2/10/08	52
Agreement with Citibank N.A. dated December 14,
2005 to pay annually the notional amount
multiplied by 2.973% and receive semi-annually
the notional amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	930,000	12/17/07	2,797
Agreement with Citibank N.A. dated December 14,
2005 to receive annually the notional amount
multiplied by 3.485% and pay semi-annually the
notional amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	260,000	12/16/15	(3,593)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/06 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)
Agreement with Citibank, N.A. dated July 12, 2005
to receive annually the notional amount multiplied
by 3.4% and pay semi-annually the notional amount
multiplied by the six month NOK-NIBOR-NIBR.	NOK	355,000	7/14/10	$ 303
Agreement with Citibank N.A. dated July 12, 2005
to pay annually the notional amount multiplied
by 2.7515% and receive semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	44,000	7/14/10	611
Agreement with Citibank, N.A. dated July 20, 2005
to pay annually the notional amount multiplied
by 2.825% and receive semi-annually the
notional amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	18,000	7/22/10	185
Agreement with Citibank, N.A. dated July 20, 2005
to receive annually the notional amount multiplied
by 3.52% and pay semi-annually the notional
amount multiplied by the six month
NOK-NIBOR-NIBR.	NOK	140,000	7/22/10	226
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005
to receive annually the notional amount multiplied
by 2.47% and pay semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	180,000	9/28/07	(1,900)
Agreement with Lehman Brothers Special
Financing, Inc. dated October 19, 2005 to pay
semi-annually the notional amount multiplied by
1.61% and receive semi-annually the notional
amount multiplied by the six month
JPY-LIBOR-BBA.	JPY	14,000,000	10/21/15	1,091
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
pay annually the notional amount multiplied
by 3.2385% and receive semi-annually the
notional amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	90,000	9/30/15	2,996
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005
to receive annually the notional amount multiplied
by 3.734% and pay semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	30,000	9/30/35	(1,119)

Total				$ 1,051

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/06

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank AG dated September 8,
2005 to receive at maturity the notional amount multiplied
by the nominal spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor and
an accrual of 25 basis points plus the beginning of the
period nominal spread of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index and pay at
maturity the notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted by
a modified duration factor.	$ 18,000	3/1/06	$ 33
Agreement with Goldman Sachs dated December 23,
2005 to receive/(pay) a premium based on the
difference between the market price of Ford Credit
Auto Owner Trust Series 2005-B Class D and par
on day of execution and receive monthly the
notional amount multiplied by 678 basis points and
pay monthly the one month USD-LIBOR-BBA. At
maturity/termination the fund receives the coupon
and price appreciation of Ford Credit Auto Owner
Trust Series 2005-B Class D and pays the one
month USD-LIBOR-BBA and the price deprecia-
tion of Ford Credit Auto Owner Trust Series
2005-B Class D.	7,000	9/15/11	20
Agreement with Goldman Sachs Capital Markets, L.P.
dated September 8, 2005 to receive at maturity the
notional amount multiplied by the nominal spread appreci-
ation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor and an accrual of 30 basis points plus the
beginning of the period nominal spread of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.	79,000	4/1/06	92
Agreement with Lehman Brothers Finance, S.A. dated
August 31, 2005 to receive/(pay) semi-annually the
notional amount multiplied by the return of the Lehman
Brothers US ABS Floating Home Equities Index and pay
semi-annually the notional amount multiplied by the six
month USD LIBOR-BBA adjusted by a specified spread.	195,000	3/1/06	(321)

Total			$(176)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Bank of America, N.A. on September 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG HVOL Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ CDX NA IG HVOL Series 4 Index.	$ 6,000	$ 15
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive quarterly 62 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index,7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ CDX NA IG Series 4
Index, 7-10% tranche.	9,000	124
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG Series 4 Index.	9,000	(18)
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2012, to receive quarterly 31.25 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5
Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG
Series 5 Index,10-15% tranche.	6,000	45
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG HVOL Series 5 Index.	4,000	(25)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on November 17,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG HVOL Series 5 Index.	$ 4,000	$ (34)
Agreement with Goldman Sachs Capital Markets, L.P. on January 13,
2006, maturing on December 20, 2010, to pay quarterly 115 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index,
3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG
Series 5 Index, 3-7% tranche.	4,000	(35)
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG Series 5 Index.	3,000	(13)
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2010, to pay quarterly 113 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index, 3-
7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ CDX NA IG Series 5
Index, 3-7% tranche.	2,000	(19)
Agreement with Lehman Brothers Special Financing, Inc. on
December 1, 2005, maturing on June 20, 2010, to pay quarterly
124.5 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ CDX NA IG
Series 4 Index, 3-7% tranche,the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ CDX NA IG Series 4 Index, 3-7% tranche.	1,500	(12)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on July 27,
2005, maturing on June 20, 2012, to receive quarterly 19 basis points times the notional amount. Upon a credit default event of any refer-
ence entity within the DJ iTraxx Index, Series 3 12-22% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ iTraxx Index, Series 3 12-22% tranche.	EUR	9,000	$ 52
Agreement with Lehman Brothers Special Financing, Inc. on August 24,
2005, maturing on June 20, 2012, to receive quarterly 46.375 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, Series 3 6-9% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ iTraxx Index, Series 3 6-9% tranche.	EUR	9,000	57
Agreement with Lehman Brothers Special Financing, Inc. on July 27,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 45 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, Series 3, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ iTraxx Index, Series 3.	EUR	9,000	(12)
Agreement with Lehman Brothers Special Financing, Inc. on July 27,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 45 basis points times the notional amount. Upon a credit default event of any refer-
ence entity within the DJ iTraxx Index, Series 3, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ iTraxx Index, Series 3.	EUR	6,750	(4)
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 65 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG, Series 4
Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ CDX NA IG,
Series 4 Index.		$ 5,000	(7)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to receive quarterly 57.5 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the DJ CDX
NA IG, Series 5 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ CDX NA IG, Series 5 Index 10-15% tranche.	$ 5,000	$ 23
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive quarterly
59 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG, Series 4
Index,10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG,
Series 4 Index,10-15% tranche.	5,000	22
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 70 basis points per annum times the notional amount.
Upon a credit default event of a reference entity within the DJ CDX
NA IG, Series 4 Index, the fund receives a payment of the propor-
tional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX
NA IG, Series 4 Index.	5,000	(27)
Agreement with Lehman Brothers Special Financing, Inc. on January 13,
2006, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ CDX NA IG HVOL Series 5
Index,the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG HVOL
Series 5 Index.	4,000	(20)
Agreement with Merrill Lynch International & Co. C.V. on January 13,
2006, maturing on December 20, 2012, to receive quarterly 246 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG
Series 5 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ
CDX NA IG Series 5 Index 3-7% tranche.	4,000	83

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on December 8,
2005, maturing on December 20, 2012, to receive quarterly 29 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG
Series 5 Index 10-15% tranche.	$12,000	$ 77
Agreement with Morgan Stanley Capital Services, Inc. on November 30,
2005, maturing on December 20, 2012, to receive quarterly 30 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ CDX NA IG Series 5
Index 10-15% tranche.	12,000	42
Agreement with Morgan Stanley Capital Services, Inc. on January 6,
2006, maturing on December 20, 2012, to receive quarterly 28.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5
Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG
Series 5 Index 10-15% tranche.	9,000	54
Agreement with Morgan Stanley Capital Services, Inc. on September 19,
2005, maturing on June 20, 2012, to receive quarterly 48 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index 7-10%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG Series 4 Index
7-10% tranche.	9,000	46
Agreement with Morgan Stanley Capital Services, Inc. on September 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ CDX NA IG Series 4 Index.	9,000	(9)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on October 14,
2005, maturing on December 20, 2010, to receive quarterly 127 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA HY Series 5 Index
25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA HY
Series 5 Index 25-35% tranche.	$ 6,000	$ 158
Agreement with Morgan Stanley Capital Services, Inc. on December 8,
2005, maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG Series 5 Index.	6,000	(26)
Agreement with Morgan Stanley Capital Services, Inc. on November 30,
2005, maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG amount times the difference between the par value and the then-market value of the reference entity
within the DJ CDX NA IG Series 5 Index.	6,000	(26)
Agreement with Morgan Stanley Capital Services, Inc. on January 6,
2006 maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG Series 5 Index.	4,500	(9)
Agreement with Morgan Stanley Capital Services, Inc. on November 16,
2005, maturing on December 20, 2012, to receive quarterly 305 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index
3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ CDX NA IG Series 5
Index 3-7% tranche.	4,000	220

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006, maturing on December 20, 2012, to receive quarterly 248 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5
Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG
Series 5 Index 3-7% tranche.	$ 4,000	$ 73
Agreement with Morgan Stanley Capital Services, Inc. on September 7,
2005, maturing on June 20, 2015, to receive quarterly 70.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index 10-15%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ CDX NA IG
Series 4 Index 10-15% tranche.	4,000	49
Agreement with Morgan Stanley Capital Services, Inc. on September 7,
2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 65 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG Series 4 Index.	4,000	(11)
Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006 maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG HVOL
Series 5 Index.	4,000	(21)
Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006, maturing on December 20, 2010, to pay quarterly 115 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index
3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX NA IG
Series 5 Index 3-7% tranche.	4,000	(40)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on September 13,
2005, maturing on June 20, 2012, to receive quarterly 275 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG Series 4 Index 3-7% tranche.	$ 3,000	$ (26)
Agreement with Morgan Stanley Capital Services, Inc. on October 14,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 395 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ CDX NA IG Series 5 Index.	2,940	(112)
Agreement with JPMorgan Securities Inc. on December 12, 2005, maturing on June 20, 2012, to receive quarterly 30.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index 10-15%
tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the reference entity within the DJ CDX NA IG
Series 4 Index 10-15% tranche.	13,000	61
Agreement with JPMorgan Securities Inc. on December 12, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX NA IG Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within
the DJ CDX NA IG Series 4 Index.	6,500	(14)

Total		$ 681

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/06

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,644,774)	$8,882,727
Affiliated issuers (identified cost $368,062) (Note 5)	368,062

Dividends, interest and other receivables	94,713

Receivable for shares of the fund sold	18,374

Receivable for securities sold	325,972

Receivable from Manager (Notes 2 and 5)	37,076

Unrealized appreciation open swap contracts (Note 1)	10,640

Premium paid on swap contracts (Note 1)	308

Prepaid expenses	40,727

Total assets	9,778,599

LIABILITIES
Payable to subcustodian (Note 2)	58,133

Payable to subcustodian for foreign currency (cost $16,630) (Notes 1 and 2)	16,994

Payable for variation margin (Note 1)	1,991

Payable for securities purchased	474,172

Payable for investor servicing and custodian fees (Note 2)	3,684

Payable for Trustee compensation and expenses (Note 2)	6,273

Payable for administrative services (Note 2)	2,378

Payable for distribution fees (Note 2)	3,666

Payable for open forward currency contracts (Note 1)	42

Written options outstanding, at value (premiums received $1,266) (Note 1)	568

Unrealized depreciation on swap contracts (Note 1)	9,084

Other accrued expenses	61,788

Total liabilities	638,773

Net assets	$9,139,826

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,907,152

Distributions in excess of net investment income (Note 1)	(6,921)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	10,925

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	228,670

Total — Representing net assets applicable to capital shares outstanding	$9,139,826

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($8,593,163 divided by 822,759 shares)	$10.44

Offering price per class A share
(100/94.75 of $10.44)*	$11.02

Net asset value and offering price per class B share
($232,879 divided by 22,338 shares)**	$10.43

Net asset value and offering price per class C share
($220,899 divided by 21,180 shares)**	$10.43

Net asset value and redemption price per class M share
($90,852 divided by 8,709 shares)	$10.43

Offering price per class M share
(100/96.75 of $10.43)*	$10.78

Net asset value, offering price and redemption price per class R share
($1,005 divided by 96 shares)	$10.44

Net asset value, offering price and redemption price per class Y share
($1,028 divided by 98 shares)	$10.45

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/06

INVESTMENT INCOME
Interest (including interest income of $12,335
from investments in affiliated issuers) (Note 5)	$ 230,845

Dividends (net of foreign tax of $27)	53,924

Total investment income	284,769

EXPENSES
Compensation of Manager (Note 2)	41,633

Investor servicing fees (Note 2)	1,014

Custodian fees (Note 2)	6,428

Trustee compensation and expenses (Note 2)	17,712

Administrative services (Note 2)	13,267

Distribution fees — Class A (Note 2)	8,354

Distribution fees — Class B (Note 2)	467

Distribution fees — Class C (Note 2)	426

Distribution fees — Class M (Note 2)	99

Distribution fees — Class R (Note 2)	2

Registration fees	36,857

Reports to shareholders	38,111

Auditing	41,282

Legal	12,778

Other	1,073

Fees waived and reimbursed by Manager (Notes 2 and 5)	(162,715)

Total expenses	56,788

Expense reduction (Note 2)	(385)

Net expenses	56,403

Net investment income	228,366

Net realized gain on investments (Notes 1 and 3)	22,607

Net realized gain on swap contracts (Note 1)	7,464

Net realized gain on futures contracts (Note 1)	6,636

Net realized loss on foreign currency transactions (Note 1)	(7,046)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,173

Net unrealized appreciation of investments, futures contracts,
swap contracts, and written options during the year	3,013

Net gain on investments	33,847

Net increase in net assets resulting from operations	$ 262,213

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Period
	2/28/06	9/13/04†-2/28/2005

Operations:
Net investment income	$ 228,366	$ 90,353

Net realized gain on investments and foreign currency transactions	29,661	6,348

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	4,186	224,484

Net increase in net assets resulting from operations	262,213	321,185

Distributions to shareholders: (Note 1)

From net investment income

Class A	(211,190)	(70,023)

Class B	(1,158)	—

Class C	(1,068)	—

Class M	(359)	—

Class R	(15)	—

Class Y	(15)	—

From net realized short-term gain on investments

Class A	(57,359)	(3,187)

Class B	(1,051)	—

Class C	(730)	—

Class M	(194)	—

Class R	(8)	—

Class Y	(8)	—

From net realized long-term gain on investments

Class A	(4,212)	—

Class B	(77)	—

Class C	(54)	—

Class M	(14)	—

Class R	(1)	—

Class Y	(1)	—

Increase from capital share transactions (Note 4)	3,729,014	178,138

Total increase in net assets	3,713,713	426,113

NET ASSETS
Beginning of year	5,426,113	5,000,000

End of year (including distributions in excess of net investment
income of $6,921 and $8,682, respectively)	$9,139,826	$5,426,113

† Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	2/28/06	9/13/04†-2/28/05

Net asset value,
beginning of period	$10.49	$10.00

Investment operations:
Net investment income (a)	.38(d)	.18(d)

Net realized and unrealized
gain (loss) on investments	.01	.46

Total from
investment operations	.39	.64

Less distributions:
From net investment income	(.35)	(.14)

From net realized gain
on investment	(.09)	(.01)

Total distributions	(.44)	(.15)

Net asset value,
end of period	$10.44	$10.49

Total return at
net asset value (%)(b)	3.80	6.36*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$8,593	$5,426

Ratio of expenses to
average net assets (%)(c)	.88(d)	.34*(d)

Ratio of net investment income
to average net assets (%)	3.58(d)	1.73*(d)

Portfolio turnover (%)	70.56(e)	33.75***

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. The fund was sold on a limited basis with limited assets from the period September 13, 2004 to September 12, 2005.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 and February 28, 2005 reflect a reduction of 2.53% and 0.95%, respectively, of average net assets per class A share (Notes 2 and 5).

(e) Portfolio turnover excludes dollar-roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

Period
9/12/05†-2/28/06

Net asset value,
beginning of period	$10.64

Investment operations:
Net investment income (a)	.15(d)

Net realized and unrealized
gain (loss) on investments	(.12)(f )

Total from
investment operations	.03

Less distributions:
From net investment income	(.15)

From net realized gain
on investment	(.09)

Total distributions	(.24)

Net asset value,
end of period	$10.43

Total return at
net asset value (%)(b)	.25*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$233

Ratio of expenses to
average net assets (%)(c)	.81*(d)

Ratio of net investment income
to average net assets (%)	1.48*(d)

Portfolio turnover (%)	70.56(e)

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 reflect a reduction of 1.60% of average net assets per class B share (Notes 2 and 5).

(e) Portfolio turnover excludes dollar-roll transactions.

(f) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

Period
9/12/05†-2/28/06

Net asset value,
beginning of period	$10.64

Investment operations:
Net investment income (a)	.15(d)

Net realized and unrealized
gain (loss) on investments	(.13)(f )

Total from
investment operations	.02

Less distributions:
From net investment income	(.14)

From net realized gain
on investment	(.09)

Total distributions	(.23)

Net asset value,
end of period	$10.43

Total return at
net asset value (%)(b)	.23*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$221

Ratio of expenses to
average net assets (%)(c)	.81*(d)

Ratio of net investment income
to average net assets (%)	1.45*(d)

Portfolio turnover (%)	70.56(e)

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 reflect a reduction of 1.60% of average net assets per class C share (Notes 2 and 5).

(e) Portfolio turnover excludes dollar-roll transactions.

(f) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

Period
9/12/05†-2/28/06

Net asset value,
beginning of period	$10.64

Investment operations:
Net investment income (a)	.17(d)

Net realized and unrealized
gain (loss) on investments	(.14)(f )

Total from
investment operations	.03

Less distributions:
From net investment income	(.15)

From net realized gain
on investment	(.09)

Total distributions	(.24)

Net asset value,
end of period	$10.43

Total return at
net asset value (%)(b)	.33*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$91

Ratio of expenses to
average net assets (%)(c)	.70*(d)

Ratio of net investment income
to average net assets (%)	1.62*(d)

Portfolio turnover (%)	70.56(e)

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 reflect a reduction of 1.60% of average net assets per class M share (Notes 2 and 5).

(e) Portfolio turnover excludes dollar-roll transactions.

(f) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

Period
9/12/05†-2/28/06

Net asset value,
beginning of period	$10.64

Investment operations:
Net investment income (a)	.18(d)

Net realized and unrealized
gain (loss) on investments	(.13)(f )

Total from
investment operations	.05

Less distributions:
From net investment income	(.16)

From net realized gain
on investment	(.09)

Total distributions	(.25)

Net asset value,
end of period	$10.44

Total return at
net asset value (%)(b)	.49*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1

Ratio of expenses to
average net assets (%)(c)	.58*(d)

Ratio of net investment income
to average net assets (%)	1.70*(d)

Portfolio turnover (%)	70.56(e)

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 reflect a reduction of 1.60% of average net assets per class R share (Notes 2 and 5).

(e) Portfolio turnover excludes dollar-roll transactions.

(f) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

Period
10/4/05†-2/28/06

Net asset value,
beginning of period	$10.40

Investment operations:
Net investment income (a)	.16(d)

Net realized and unrealized
gain (loss) on investments	.13(f )

Total from
investment operations	.29

Less distributions:
From net investment income	(.15)

From net realized gain
on investment	(.09)

Total distributions	(.24)

Net asset value,
end of period	$10.45

Total return at
net asset value (%)(b)	2.80*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1

Ratio of expenses to
average net assets (%)(c)	.30*(d)

Ratio of net investment income
to average net assets (%)	1.61*(d)

Portfolio turnover (%)	70.56(e)

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended February 28, 2006 reflect a reduction of 1.40% of average net assets per class Y share (Notes 2 and 5).

(e) Portfolio turnover excludes dollar-roll transactions.

(f) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/06

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”) is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Effective September 12, 2005, the fund changed its name from Putnam Income Opportunities Fund and began offering class B, class C, class M, class R shares. Effective October 4, 2005, the fund began offering class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value and are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2006, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2007, $5,184 of losses recognized (of which $3,678 relates to foreign currency) during the period November 1, 2005 to February 28, 2006.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses, unrealized gains and losses on passive foreign investment companies, and redesignation. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2006, the fund reclassified $12,800 to decrease undistributed net investment income with an increase to accumulated net realized gains and losses of $12,800.

The tax basis components of distributable earn-
ings and the federal tax cost as of year end
February 28, 2006, were as follows:

Unrealized appreciation	$ 361,268
Unrealized depreciation	(128,841)
——————————
Net unrealized appreciation	232,427
Undistributed short term gain	3,560
Undistributed long term gain	712
Post-October loss	(1,506)
Cost for federal income
tax purposes	$9,018,362

O) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the average net assets 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion, and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plans, and expense reduction in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.75% of the fund’s average net assets.

For the year ended February 28, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $162,239 of its management fee from the fund.

In April 2006, the Trustees approved a decrease to the fund’s expense limitation to 0.50% of the fund’s average net assets (as described above) effective April 1, 2006.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended February 28, 2006, the fund incurred $7,442 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 2006, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended February 28, 2006, the fund’s expenses were reduced by $385 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $244, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $3,362 and no monies from the sale of class A shares from class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B shares and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended February 28, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $6,840,787 and $4,242,762, respectively. Purchases and sales of U.S. government securities aggregated $1,088,375 and $74,767, respectively.

Written option transactions during the year ended February 28, 2006, are summarized as follows:

	Contract	Premiums

	Amounts	Received
Written options
outstanding at
beginning of year	—	$ —

Options opened	87,700,000	1,266

Written options
outstanding at
end of year	87,700,000	$1,266

Note 4: Capital shares

At February 28, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 2/28/06:
Shares sold	285,766	$2,977,911

Shares issued
in connection
with reinvestment
of distributions	26,165	271,611

	311,931	3,249,522

Shares
repurchased	(6,206)	(64,683)

Net increase	305,725	$3,184,839

For the period 9/13/04 (commencement
of operations) to 2/28/05:
Shares sold	10,064	$104,928

Shares issued
in connection
with reinvestment
of distributions	6,970	73,210

	17,034	178,138

Shares
repurchased	-	-

Net increase	17,034	$178,138

CLASS B	Shares		Amount
For the period 9/12/05 (commencement
of operations) to 2/28/06:
Shares sold	22,243		$230,695

Shares issued
in connection
with reinvestment
of distributions	221		2,287

	22,464		232,982

Shares
repurchased	(126)		(1,305)

Net increase	22,338		$231,677

CLASS C	Shares	Amount
For the period 9/12/05 (commencement
of operations) to 2/28/06:
Shares sold	21,139	$219,172

Shares issued
in connection
with reinvestment
of distributions	136	1,416

	21,275	220,588

Shares
repurchased	(95)	(981)

Net increase	21,180	$219,607

CLASS M	Shares	Amount
For the period 9/12/05 (commencement
of operations) to 2/28/06:
Shares sold	8,654	$90,277

Shares issued
in connection
with reinvestment
of distributions	55	567

	8,709	90,844

Shares
repurchased	—	—

Net increase	8,709	$90,844

CLASS R	Shares	Amount
For the period 9/12/05 (commencement
of operations) to 2/28/06:
Shares sold	93	$1,001

Shares issued
in connection
with reinvestment
of distributions	3	23

	96	1,024

Shares
repurchased	—	—

Net increase	96	$1,024

CLASS Y	Shares	Amount
For the period 10/4/05 (commencement
of operations) to 2/28/06:
Shares sold	96	$1,000

Shares issued
in connection
with reinvestment
of distributions	2	23

	98	1,023

Shares
repurchased	—	—

Net increase	98	$1,023

At February 28, 2006, Putnam, LLC owned the following shares:

		% of
	Shares	Outstanding	Total Value of
	Owned	Shares	Owned Shares

A	528,242	64.2%	5,514,846

M	96	1.1%	1,001

R	96	100.0%	1,005

Y	98	100.0%	1,028

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2006, management fees paid were reduced by $476 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $12,335 for the year ended February 28, 2006. During the year ended February 28, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $4,649,254 and $4,405,846, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $3,257 as long term capital gain, for its taxable year ended February 28, 2006.

The fund designated 9.57% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2006, the fund hereby designates 9.95% or the maximum amount allowable, of its net taxable ordinary income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

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PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN103 232862 4/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In March 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics to go into effect in April 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The March 2005 and July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2006	$38,335	$--	$2,947	$ -
February 28, 2005 *	$27,264	$--	$2,840	$ -

* Fund commenced operations on September 13, 2004.

For the fiscal years ended February 28, 2006 and February 28, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $172,768 and $139,246 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
February 28,
2006	$ -	$62,968	$ -	$ -
February 28,

2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2006